EXHIBIT 20




                         MONTHLY SERVICER'S CERTIFICATE

           AMERICAN EXPRESS TRAVEL RELATED SERVICES COMPANY, INC.

              -------------------------------------------------

                 AMERICAN EXPRESS CREDIT ACCOUNT MASTER TRUST

              --------------------------------------------------

The undersigned, a duly authorized representative of American Express Travel Related Services Company, Inc., as Servicer ("TRS"), pursuant to the Pooling and Servicing Agreement, dated as of May 16, 1996 (as amended and supplemented, the "Agreement"), as supplemented by the Series Supplements (as amended and supplemented, the "Series Supplements"), among TRS, as Servicer, American Express Centurion Bank and American Express Receivables Financing Corporation II, as Transferors, and The Bank of New York, as Trustee, does hereby certify as follows:

1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or the Series Supplements, as applicable.

2.   TRS is, as of the date hereof, the Servicer under the Agreement.

3.   The undersigned is a Servicing Officer.

4. This Certificate relates to the Distribution Date occurring on May 15, 2003 and covers activity from March 27, 2003 through April 25, 2003.

5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Monthly Period preceding such Distribution Date.

6. As of the date hereof, to the best knowledge of the undersigned, no Pay Out Event occurred on or prior to such Distribution date.



     IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 8th day of May, 2003.



                                          AMERICAN EXPRESS TRAVEL RELATED
                                          SERVICES COMPANY, INC., as Servicer

                                          By:    /s/Robin Flanagan
                                                 --------------------------
                                          Name:  Robin Flanagan
                                          Title: Director
                                                 CSBS - Forecast & Planning

I.  Monthly Period Trust Activity
------------------------------------------------------------------------------


A. Trust Activity                                    Trust Totals
-----------------                                    ------------

Number of days in period                                       30
Beginning Principal Receivable Balance          22,174,854,695.37
Special Funding Account Balance                              0.00
Beginning Total Principal Balance               22,174,854,695.37

Finance Charge Collections (excluding              247,407,020.26
  Discount Option & Recoveries)
Discount Percentage                                         2.00%
Discount Option Receivables Collections             84,388,091.86
Premium Option Receivables Collections                       0.00
Recoveries                                          17,017,746.47
Total Collections of Finance Charge Receivables    348,812,858.59
Total Collections of Principal Receivables       4,135,016,501.16
Monthly Payment Rate                                     18.6473%
Defaulted amount                                   114,919,215.85
Annualized Default Rate                                   6.2870%
Trust Portfolio Yield                                    12.8330%
New Principal Receivables                        4,314,363,772.67
Ending Principal Receivables Balance            22,239,282,751.04
Ending Required Minimum Principal Balance       20,271,150,000.00
Ending Transferor Amount                         3,294,282,751.04
Ending Special Funding Account Balance                       0.00
Ending Total Principal Balance                  22,239,282,751.04



B. Series Allocations                          Series 1998-1     Series 1999-1     Series 1999-2     Series 1999-3     Series 1999-5
---------------------                          -------------     -------------     -------------     -------------     -------------
Group Number                                               2                 1                 1                 2                 2
Invested Amount                             1,000,000,000.00  1,000,000,000.00    500,000,000.00  1,000,000,000.00    500,000,000.00
Adjusted Invested Amount                    1,000,000,000.00  1,000,000,000.00    500,000,000.00  1,000,000,000.00    500,000,000.00
Principal Funding Account Balance                       0.00              0.00              0.00              0.00              0.00
Series Required Transferor Amount              70,000,000.00     70,000,000.00     35,000,000.00     70,000,000.00     35,000,000.00
Series Allocation Percentage                           5.28%             5.28%             2.64%             5.28%             2.64%
Series Alloc. Finance Charge Collections       18,411,869.02     18,411,869.02      9,205,934.51     18,411,869.02      9,205,934.51
Series Allocable Recoveries                       898,271.13        898,271.13        449,135.56        898,271.13        449,135.56
Series Alloc. Principal Collections           218,264,265.04    218,264,265.04    109,132,132.52    218,264,265.04    109,132,132.52
Series Allocable Defaulted Amount               6,065,939.08      6,065,939.08      3,032,969.54      6,065,939.08      3,032,969.54

B. Series Allocations                          Series 2000-1     Series 2000-2     Series 2000-3     Series 2000-4     Series 2000-5
---------------------                          -------------     -------------     -------------     -------------     -------------

Group Number                                               1                 2                 2                 2                 2
Invested Amount                               500,000,000.00    500,000,000.00  1,000,000,000.00  1,212,122,000.00    787,878,000.00
Adjusted Invested Amount                      500,000,000.00    500,000,000.00  1,000,000,000.00  1,212,122,000.00    787,878,000.00
Principal Funding Account Balance                       0.00              0.00              0.00              0.00              0.00
Series Required Transferor Amount              35,000,000.00     35,000,000.00     70,000,000.00     84,848,540.00     55,151,460.00
Series Allocation Percentage                           2.64%             2.64%             5.28%             6.40%             4.16%
Series Alloc. Finance Charge Collections        9,205,934.51      9,205,934.51     18,411,869.02     22,317,431.50     14,506,306.54
Series Allocable Recoveries                       449,135.56        449,135.56        898,271.13      1,088,814.19        707,728.06
Series Alloc. Principal Collections           109,132,132.52    109,132,132.52    218,264,265.04    264,562,917.47    171,965,612.61
Series Allocable Defaulted Amount               3,032,969.54      3,032,969.54      6,065,939.08      7,352,658.21      4,779,219.95

B. Series Allocations                          Series 2001-1     Series 2001-2     Series 2001-3     Series 2001-4     Series 2001-5
---------------------                          -------------     -------------     -------------     -------------     -------------

Group Number                                               2                 1                 2                 2                 2
Invested Amount                               750,000,000.00    250,000,000.00    750,000,000.00    725,000,000.00    500,000,000.00
Adjusted Invested Amount                      750,000,000.00    250,000,000.00    750,000,000.00    725,000,000.00    500,000,000.00
Principal Funding Account Balance                       0.00              0.00              0.00              0.00              0.00
Series Required Transferor Amount              52,500,000.00     17,500,000.00     52,500,000.00     50,750,000.00     35,000,000.00
Series Allocation Percentage                           3.96%             1.32%             3.96%             3.83%             2.64%
Series Alloc. Finance Charge Collections       13,808,901.77      4,602,967.26     13,808,901.77     13,348,605.04      9,205,934.51
Series Allocable Recoveries                       673,703.34        224,567.78        673,703.34        651,246.57        449,135.56
Series Alloc. Principal Collections           163,698,198.78     54,566,066.26    163,698,198.78    158,241,592.15    109,132,132.52
Series Allocable Defaulted Amount               4,549,454.31      1,516,484.77      4,549,454.31      4,397,805.83      3,032,969.54

B. Series Allocations                          Series 2001-6     Series 2001-7     Series 2002-1     Series 2002-2     Series 2002-3
---------------------                          -------------     -------------     -------------     -------------     -------------

Group Number                                               2                 2                 2                 2                 2
Invested Amount                               700,000,000.00    650,000,000.00    920,000,000.00    940,000,000.00    920,000,000.00
Adjusted Invested Amount                      700,000,000.00    650,000,000.00    920,000,000.00    940,000,000.00    920,000,000.00
Principal Funding Account Balance                       0.00              0.00              0.00              0.00              0.00
Series Required Transferor Amount              49,000,000.00     45,500,000.00     64,400,000.00     65,800,000.00     64,400,000.00
Series Allocation Percentage                           3.69%             3.43%             4.86%             4.96%             4.86%
Series Alloc. Finance Charge Collections       12,888,308.31     11,967,714.86     16,938,919.50     17,307,156.88     16,938,919.50
Series Allocable Recoveries                       628,789.79        583,876.23        826,409.44        844,374.86        826,409.44
Series Alloc. Principal Collections           152,784,985.53    141,871,772.28    200,803,123.84    205,168,409.14    200,803,123.84
Series Allocable Defaulted Amount               4,246,157.36      3,942,860.40      5,580,663.95      5,701,982.73      5,580,663.95

B. Series Allocations                          Series 2002-4     Series 2002-5     Series 2002-6     Series 2003-1     Series 2003-2
---------------------                          -------------     -------------     -------------     -------------     -------------

Group Number                                               2                 2                 2                 2                 2
Invested Amount                               500,000,000.00    600,000,000.00    720,000,000.00    920,000,000.00  1,100,000,000.00
Adjusted Invested Amount                      500,000,000.00    600,000,000.00    720,000,000.00    920,000,000.00  1,100,000,000.00
Principal Funding Account Balance                       0.00              0.00              0.00              0.00              0.00
Series Required Transferor Amount              35,000,000.00     42,000,000.00     50,400,000.00     64,400,000.00     77,000,000.00
Series Allocation Percentage                           2.64%             3.17%             3.80%             4.86%             5.81%
Series Alloc. Finance Charge Collections        9,205,934.51     11,047,121.41     13,256,545.69     16,938,919.50     20,253,055.92
Series Allocable Recoveries                       449,135.56        538,962.68        646,755.21        826,409.44        988,098.24
Series Alloc. Principal Collections           109,132,132.52    130,958,559.02    157,150,270.83    200,803,123.84    240,090,691.54
Series Allocable Defaulted Amount               3,032,969.54      3,639,563.45      4,367,476.14      5,580,663.95      6,672,532.99




B. Series Allocations                                                                                                    Trust Total
---------------------                                                                                                    -----------
Group Number
Invested Amount                                                                                                    18,945,000,000.00
Adjusted Invested Amount                                                                                           18,945,000,000.00
Principal Funding Account Balance                                                                                               0.00
Series Required Transferor Amount                                                                                   1,326,150,000.00
Series Allocation Percentage                                                                                                    100%
Series Alloc. Finance Charge Collections                                                                              348,812,858.59
Series Allocable Recoveries                                                                                            17,017,746.47
Series Alloc. Principal Collections                                                                                 4,135,016,501.16
Series Allocable Defaulted Amount                                                                                     114,919,215.85

C. Group Allocations

1. Group 1 Allocations                            Series 1999-1     Series 1999-2   Series 2000-1
----------------------                            -------------     -------------   -------------

Investor Finance Charge Collections               15,730,107.97      7,865,053.99    7,865,053.99

Investor Monthly Interest                          4,464,166.67      2,364,479.17    2,849,062.50
Investor Default Amount                            5,182,411.22      2,591,205.61    2,591,205.61
Investor Monthly Fees                              1,666,666.67        833,333.33      833,333.33
Investor Additional Amounts                                0.00              0.00            0.00
Total                                             11,313,244.56      5,789,018.11    6,273,601.44

Reallocated Investor Finance Charge Collections   15,730,107.97      7,865,053.99    7,865,053.99
Available Excess                                   4,416,863.41      2,076,035.87    1,591,452.54

1. Group 1 Allocations                            Series 2001-2                                                        Group 1 Total
----------------------                            -------------                                                        -------------

Investor Finance Charge Collections                3,932,526.99                                                        35,392,742.93

Investor Monthly Interest                          1,103,177.08                                                        10,780,885.42
Investor Default Amount                            1,295,602.81                                                        11,660,425.25
Investor Monthly Fees                                416,666.67                                                         3,750,000.00
Investor Additional Amounts                                0.00                                                                 0.00
Total                                              2,815,446.56                                                        26,191,310.67

Reallocated Investor Finance Charge Collections    3,932,526.99                                                        35,392,742.93
Available Excess                                   1,117,080.44                                                         9,201,432.27

2. Group 2 Allocations                            Series 1998-1     Series 1999-3   Series 1999-5   Series 2000-2      Series 2000-3
----------------------                            -------------     -------------   -------------   -------------      -------------

Investor Finance Charge Collections               15,734,063.97     15,730,107.97    7,865,053.99    7,865,053.99      15,730,107.97

Investor Monthly Interest                          1,217,708.33      1,277,875.00      679,958.33      649,843.75       1,288,333.33
Investor Default Amount                            5,182,411.22      5,182,411.22    2,591,205.61    2,591,205.61       5,182,411.22
Investor Monthly Fees                              1,666,666.67      1,666,666.67      833,333.33      833,333.33       1,666,666.67
Investor Additional Amounts                                0.00              0.00            0.00            0.00               0.00
Total                                              8,066,786.22      8,126,952.89    4,104,497.28    4,074,382.69       8,137,411.22

Reallocated Investor Finance Charge Collections   15,734,063.97     15,730,107.97    7,865,053.99    7,865,053.99      15,730,107.97
Available Excess                                   7,667,277.75      7,603,155.08    3,760,556.71    3,790,671.29       7,592,696.75

2. Group 2 Allocations                            Series 2000-4     Series 2000-5   Series 2001-1   Series 2001-3      Series 2001-4
----------------------                            -------------     -------------   -------------   -------------      -------------

Investor Finance Charge Collections               19,066,809.93     12,393,406.01   11,797,580.98   11,797,580.98      11,404,328.28

Investor Monthly Interest                          1,490,399.01      1,008,910.32      968,343.75      955,250.00         929,147.92
Investor Default Amount                            6,281,714.66      4,083,107.79    3,886,808.42    3,886,808.42       3,757,248.14
Investor Monthly Fees                              2,020,203.33      1,313,130.00    1,250,000.00    1,250,000.00       1,208,333.33
Investor Additional Amounts                                0.00              0.00            0.00            0.00               0.00
Total                                              9,792,317.00      6,405,148.11    6,105,152.17    6,092,058.42       5,894,729.39

Reallocated Investor Finance Charge Collections   19,066,809.93     12,393,406.01   11,797,580.98   11,797,580.98      11,404,328.28
Investment Funding Account Proceeds                    1,189.00
Available Excess                                   9,275,681.94      5,988,257.90    5,692,428.81    5,705,522.56       5,509,598.89




2. Group 2 Allocations                            Series 2001-5     Series 2001-6   Series 2001-7   Series 2002-1     Series 2002-2
----------------------                            -------------     -------------   -------------   -------------     -------------
Investor Finance Charge Collections                7,865,053.99     11,011,075.58   10,224,570.18   14,471,699.33     14,786,301.49

Investor Monthly Interest                            664,270.83        890,895.83      827,693.75    1,174,916.67      1,196,110.83
Investor Default Amount                            2,591,205.61      3,627,687.86    3,368,567.30    4,767,818.33      4,871,466.55
Investor Monthly Fees                                833,333.33      1,166,666.67    1,083,333.33    1,533,333.33      1,566,666.67
Investor Additional Amounts                                0.00              0.00            0.00            0.00              0.00
Total                                              4,088,809.78      5,685,250.36    5,279,594.38    7,476,068.33      7,634,244.05

Reallocated Investor Finance Charge Collections    7,865,053.99     11,011,075.58   10,224,570.18   14,471,699.33     14,786,301.49
Investment Funding Account Proceeds
Available Excess                                   3,776,244.21      5,325,825.22    4,944,975.80    6,995,631.01      7,152,057.44

2. Group 2 Allocations                            Series 2002-3     Series 2002-4   Series 2002-5   Series 2002-6     Series 2003-1
----------------------                            -------------     -------------   -------------   -------------     -------------

Investor Finance Charge Collections               14,471,699.33      7,865,053.99    9,438,064.78   11,325,677.74     14,471,699.33

Investor Monthly Interest                          1,170,048.33        603,562.50      793,000.00      936,750.00      1,178,558.33
Investor Default Amount                            4,767,818.33      2,591,205.61    3,109,446.73    3,731,336.08      4,767,818.33
Investor Monthly Fees                              1,533,333.33        833,333.33    1,000,000.00    1,200,000.00      1,533,333.33
Investor Additional Amounts                                0.00              0.00            0.00            0.00              0.00
Total                                              7,471,199.99      4,028,101.44    4,902,446.73    5,868,086.08      7,479,709.99

Reallocated Investor Finance Charge Collections   14,471,699.33      7,865,053.99    9,438,064.78   11,325,677.74     14,471,699.33
Investment Funding Account Proceeds
Available Excess                                   7,000,499.34      3,836,952.54    4,535,618.05    5,457,591.66      6,991,989.34

2. Group 2 Allocations                            Series 2003-2                                                       Group 2 Total
----------------------                            -------------                                                       -------------

Investor Finance Charge Collections               17,303,118.77                                                      262,618,108.57

Investor Monthly Interest                          2,009,724.44                                                       21,911,301.27
Investor Default Amount                            5,700,652.35                                                       86,520,355.37
Investor Monthly Fees                              1,833,333.33                                                       27,825,000.00
Investor Additional Amounts                                0.00                                                                0.00
Total                                              9,543,710.12                                                      136,256,656.64

Reallocated Investor Finance Charge Collections   17,303,118.77                                                      262,618,108.57
Investment Funding Account Proceeds                                                                                        1,189.00
Available Excess                                   7,759,408.64                                                      126,362,640.93




D. Trust Performance
--------------------

Delinquencies:

31-60 Days Delinquent:                              254,235,170
61-90 Days Delinquent:                              161,299,277
90+ Days Delinquent:                                248,663,050
Total 30+ Days Delinquent:                          664,197,497




II. Series 1998-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                          Series            Total Investor         Transferors
A. Investor/Transferor Allocations                      Allocations            Interest              Interest
----------------------------------                      -----------         --------------         -----------
Beginning Invested /Transferor Amount              1,170,485,864.10       1,000,000,000.00      170,485,864.10
Beginning Adjusted Invested Amount                              N/A       1,000,000,000.00                 N/A
Floating Allocation Percentage                                  N/A               85.4346%            14.5654%
Principal Allocation Percentage                                 N/A               85.4346%            14.5654%
Collections of Finance Chg. Receivables               18,411,869.02          15,734,063.97        2,681,761.05
Collections of Principal Receivables                 218,264,265.04         186,473,217.43       31,791,047.61
Defaulted Amount                                       6,065,939.08           5,182,411.22          883,527.86

Ending Invested / Transferor Amounts               1,173,886,658.80       1,000,000,000.00      173,886,658.80


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
B. Monthly Period Funding Requirements                      Class A                Class B           Interest               Total
--------------------------------------                      -------                -------          ----------              -----

Principal Funding Account                                      0.00                   0.00                0.00               0.00
Investment Proceeds for Monthly Period                         0.00                   0.00                0.00               0.00
Reserve Draw Amount                                            0.00                   0.00                0.00               0.00
Available Reserve Account Amount                       4,125,000.00                   0.00                0.00       4,125,000.00
Reserve Account Surplus                                        0.00                   0.00                0.00               0.00

Coupon  April 15, 2003 to May 14, 2003                      1.4000%                1.5600%             1.9100%
Monthly Interest Due                                     962,500.00             104,000.00          151,208.33       1,217,708.33
Outstanding Monthly Interest Due                               0.00                   0.00                0.00               0.00
Additional Interest Due                                        0.00                   0.00                0.00               0.00
Total Interest Due                                       962,500.00             104,000.00          151,208.33       1,217,708.33
Investor Default Amount                                4,275,489.26             414,592.90          492,329.07       5,182,411.22
Investor Monthly Fees Due                              1,375,000.00             133,333.33          158,333.33       1,666,666.67
Investor Additional Amounts Due
Total Due                                              6,612,989.26             651,926.23          801,870.73       8,066,786.22

Reallocated Investor Finance Charge Collections                                                                     15,734,063.97
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                              3,956.00
Series Adjusted Portfolio Yield                                                                                          12.8378%
Base Rate                                                                                                                 3.5093%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
C. Certificates - Balances and Distributions                Class A                Class B           Interest               Total
--------------------------------------------                -------                -------          ----------              -----

Beginning Certificates Balance                       825,000,000.00          80,000,000.00       95,000,000.00   1,000,000,000.00
Interest Distributions                                   962,500.00             104,000.00          151,208.33       1,217,708.33
Principal Deposits - Prin. Funding Account                     0.00                   0.00                0.00               0.00
Principal Distributions                                        0.00                   0.00                0.00               0.00
Total Distributions                                      962,500.00             104,000.00          151,208.33       1,217,708.33
Ending Certificates Balance                          825,000,000.00          80,000,000.00       95,000,000.00   1,000,000,000.00


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.17

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.17

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates  exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.30

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.30

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $151,208.33

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $151,208.33

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                $12,980,602.78

       a. Class A Monthly Interest:                               $962,500.00
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $4,275,489.26
       e. Excess Spread:                                        $7,742,613.52

   2.  Class B Available Funds:                                 $1,258,725.12

       a. Class B Monthly Interest:                               $104,000.00
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                        $1,154,725.12

   3.  Collateral Available Funds:                              $1,494,736.08

       a. Excess Spread:                                        $1,494,736.08

   4.  Total Excess Spread:                                    $10,392,074.71

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              85.4346%

   2.  Series 1998-1 Allocable Principal
       Collections:                                           $218,264,265.04

   3.  Principal Allocation Percentage of
       Series 1998-1 Allocable Principal Collections:         $186,473,217.43

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $186,473,217.43

   6.  Shared Principal Collections from other
       Series allocated to Series 1998-1:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $5,182,411.22

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $191,655,628.66

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $95,000,000.00

   2.  Required Collateral Invested Amount                     $95,000,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $191,655,628.66

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1998-1

   1.  Excess Spread:                                          $10,392,074.71
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $414,592.90
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $151,208.33
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,666,666.67
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $492,329.07
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $7,667,277.75

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      3.5093%
       b. Prior Monthly Period                                        3.5488%
       c. Second Prior Monthly Period                                 3.7638%

   2.  Three Month Average Base Rate                                  3.6073%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     12.8378%
       b. Prior Monthly Period                                       13.8497%
       c. Second Prior Monthly Period                                13.7753%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.4876%



III. Series 1999-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                          Series            Total Investor         Transferors
A. Investor/Transferor Allocations                      Allocations             Interest            Interest
----------------------------------                      -----------         --------------         -----------
Beginning Invested /Transferor Amount              1,170,485,864.10       1,000,000,000.00      170,485,864.10
Beginning Adjusted Invested Amount                              N/A       1,000,000,000.00                 N/A
Floating Allocation Percentage                                  N/A               85.4346%            14.5654%
Principal Allocation Percentage                                 N/A               85.4346%            14.5654%
Collections of Finance Chg. Receivables               18,411,869.02          15,730,107.97        2,681,761.05
Collections of Principal Receivables                 218,264,265.04         186,473,217.43       31,791,047.61
Defaulted Amount                                       6,065,939.08           5,182,411.22          883,527.86

Ending Invested / Transferor Amounts               1,173,886,658.80       1,000,000,000.00      173,886,658.80


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
B. Monthly Period Funding Requirements                      Class A                Class B           Interest               Total
--------------------------------------                      -------                -------          ----------              -----

Principal Funding Account                                      0.00                   0.00                0.00               0.00
Investment Proceeds for Monthly Period                         0.00                   0.00                0.00               0.00
Reserve Draw Amount                                            0.00                   0.00                0.00               0.00
Available Reserve Account Amount                               0.00                   0.00                0.00               0.00
Reserve Account Surplus                                        0.00                   0.00                0.00               0.00

Coupon  April 15, 2003 to May 14, 2003                      5.6000%                5.8500%             2.1600%
Monthly Interest Due                                   4,036,666.67             292,500.00          135,000.00       4,464,166.67
Outstanding Monthly Interest Due                               0.00                   0.00                0.00               0.00
Additional Interest Due                                        0.00                   0.00                0.00               0.00
Total Interest Due                                     4,036,666.67             292,500.00          135,000.00       4,464,166.67
Investor Default Amount                                4,482,785.71             310,944.67          388,680.84       5,182,411.22
Investor Monthly Fees Due                              1,441,666.67             100,000.00          125,000.00       1,666,666.67
Investor Additional Amounts Due
Total Due                                              9,961,119.04             703,444.67          648,680.84      11,313,244.56

Reallocated Investor Finance Charge Collections                                                                     15,730,107.97
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          12.8330%
Base Rate                                                                                                                 7.4592%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
C. Certificates - Balances and Distributions                Class A                Class B           Interest               Total
--------------------------------------------                -------                ------            ---------              -----

Beginning Certificates Balance                       865,000,000.00          60,000,000.00       75,000,000.00   1,000,000,000.00
Interest Distributions                                 4,036,666.67             292,500.00          135,000.00       4,464,166.67
Principal Deposits - Prin. Funding Account                     0.00                   0.00                0.00               0.00
Principal Distributions                                        0.00                   0.00                0.00               0.00
Total Distributions                                    4,036,666.67             292,500.00          135,000.00       4,464,166.67
Ending Certificates Balance                          865,000,000.00          60,000,000.00       75,000,000.00   1,000,000,000.00


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $4.67

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $4.67

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $4.88

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $4.88

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $135,000.00

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $135,000.00

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                $13,606,543.39

       a. Class A Monthly Interest:                             $4,036,666.67
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $4,482,785.71
       e. Excess Spread:                                        $5,087,091.02

   2.  Class B Available Funds:                                   $943,806.48

       a. Class B Monthly Interest:                               $292,500.00
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $651,306.48

   3.  Collateral Available Funds:                              $1,179,758.10

       a. Excess Spread:                                        $1,179,758.10

   4.  Total Excess Spread:                                     $6,918,155.60

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              85.4346%

     2.  Series 1999-1 Allocable Principal
       Collections:                                           $218,264,265.04

   3.  Principal Allocation Percentage of
       Series 1999-1 Allocable Principal Collections:         $186,473,217.43

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $186,473,217.43

   6.  Shared Principal Collections from other
       Series allocated to Series 1999-1:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $5,182,411.22

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $191,655,628.66

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $75,000,000.00

   2.  Required Collateral Invested Amount                     $75,000,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $191,655,628.66

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-1

   1.  Excess Spread:                                           $6,918,155.60
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $310,944.67
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $135,000.00
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,666,666.67
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $388,680.84
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $4,416,863.41

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      7.4592%
       b. Prior Monthly Period                                        7.7084%
       c. Second Prior Monthly Period                                 8.2719%

   2.  Three Month Average Base Rate                                  7.8132%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     12.8330%
       b. Prior Monthly Period                                       13.8450%
       c. Second Prior Monthly Period                                13.7753%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.4844%



IV. Series 1999-2 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                          Series            Total Investor         Transferors
A. Investor/Transferor Allocations                      Allocations             Interest            Interest
----------------------------------                      -----------         --------------         -----------
Beginning Invested /Transferor Amount                585,242,932.05         500,000,000.00       85,242,932.05
Beginning Adjusted Invested Amount                              N/A         500,000,000.00                 N/A
Floating Allocation Percentage                                  N/A               85.4346%            14.5654%
Principal Allocation Percentage                                 N/A               85.4346%            14.5654%
Collections of Finance Chg. Receivables                9,205,934.51           7,865,053.99        1,340,880.52
Collections of Principal Receivables                 109,132,132.52          93,236,608.72       15,895,523.80
Defaulted Amount                                       3,032,969.54           2,591,205.61          441,763.93

Ending Invested / Transferor Amounts                 586,943,329.40         500,000,000.00       86,943,329.40


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
B. Monthly Period Funding Requirements                      Class A                Class B           Interest               Total
--------------------------------------                      -------                -------          ----------              -----

Principal Funding Account                                      0.00                   0.00                0.00               0.00
Investment Proceeds for Monthly Period                         0.00                   0.00                0.00               0.00
Reserve Draw Amount                                            0.00                   0.00                0.00               0.00
Available Reserve Account Amount                               0.00                   0.00                0.00               0.00
Reserve Account Surplus                                        0.00                   0.00                0.00               0.00

Coupon  April 15, 2003 to May 14, 2003                      5.9500%                6.1000%             2.1600%
Monthly Interest Due                                   2,144,479.17             152,500.00           67,500.00       2,364,479.17
Outstanding Monthly Interest Due                               0.00                   0.00                0.00               0.00
Additional Interest Due                                        0.00                   0.00                0.00               0.00
Total Interest Due                                     2,144,479.17             152,500.00           67,500.00       2,364,479.17
Investor Default Amount                                2,241,392.85             155,472.34          194,340.42       2,591,205.61
Investor Monthly Fees Due                                720,833.33              50,000.00           62,500.00         833,333.33
Investor Additional Amounts Due
Total Due                                              5,106,705.35             357,972.34          324,340.42       5,789,018.11

Reallocated Investor Finance Charge Collections                                                                      7,865,053.99
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          12.8330%
Base Rate                                                                                                                 7.7813%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
C. Certificates - Balances and Distributions                Class A                Class B            Interest              Total
--------------------------------------------                -------                -------          ----------              -----

Beginning Certificates Balance                       432,500,000.00          30,000,000.00       37,500,000.00     500,000,000.00
Interest Distributions                                 2,144,479.17             152,500.00           67,500.00       2,364,479.17
Principal Deposits - Prin. Funding Account                     0.00                   0.00                0.00               0.00
Principal Distributions                                        0.00                   0.00                0.00               0.00
Total Distributions                                    2,144,479.17             152,500.00           67,500.00       2,364,479.17
Ending Certificates Balance                          432,500,000.00          30,000,000.00       37,500,000.00     500,000,000.00


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $4.96

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $4.96

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $5.08

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $5.08

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $67,500.00

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $67,500.00

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $6,803,271.70

       a. Class A Monthly Interest:                             $2,144,479.17
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $2,241,392.85
       e. Excess Spread:                                        $2,417,399.68

   2.  Class B Available Funds:                                   $471,903.24

       a. Class B Monthly Interest:                               $152,500.00
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $319,403.24

   3.  Collateral Available Funds:                                $589,879.05

       a. Excess Spread:                                          $589,879.05

   4.  Total Excess Spread:                                     $3,326,681.96

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              85.4346%

   2.  Series 1999-2 Allocable Principal
       Collections:                                           $109,132,132.52

   3.  Principal Allocation Percentage of
       Series 1999-2 Allocable Principal Collections:          $93,236,608.72

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                    $93,236,608.72

   6.  Shared Principal Collections from other
       Series allocated to Series 1999-2:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $2,591,205.61

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $95,827,814.33

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $37,500,000.00

   2.  Required Collateral Invested Amount                     $37,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:                $95,827,814.33

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-2

   1.  Excess Spread:                                           $3,326,681.96
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $155,472.34
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                     $67,500.00
   9.  Applied to unpaid Monthly Servicing Fee:                   $833,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $194,340.42
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                  2,076,035.87

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      7.7813%
       b. Prior Monthly Period                                        8.0417%
       c. Second Prior Monthly Period                                 8.6299%

   2.  Three Month Average Base Rate                                  8.1510%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     12.8330%
       b. Prior Monthly Period                                       13.8450%
       c. Second Prior Monthly Period                                13.7753%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.4844%



V. Series 1999-3 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                          Series            Total Investor         Transferors
A. Investor/Transferor Allocations                      Allocations            Interest              Interest
----------------------------------                      -----------         --------------         -----------
Beginning Invested /Transferor Amount              1,170,485,864.10       1,000,000,000.00      170,485,864.10
Beginning Adjusted Invested Amount                              N/A       1,000,000,000.00                 N/A
Floating Allocation Percentage                                  N/A               85.4346%            14.5654%
Principal Allocation Percentage                                 N/A               85.4346%            14.5654%
Collections of Finance Chg. Receivables               18,411,869.02          15,730,107.97        2,681,761.05
Collections of Principal Receivables                 218,264,265.04         186,473,217.43       31,791,047.61
Defaulted Amount                                       6,065,939.08           5,182,411.22          883,527.86

Ending Invested / Transferor Amounts               1,173,886,658.80       1,000,000,000.00      173,886,658.80


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Collateral
B. Monthly Period Funding Requirements                      Class A                Class B            Interest              Total
--------------------------------------                      -------                -------           ----------             -----

Principal Funding Account                                      0.00                   0.00                0.00               0.00
Investment Proceeds for Monthly Period                         0.00                   0.00                0.00               0.00
Reserve Draw Amount                                            0.00                   0.00                0.00               0.00
Available Reserve Account Amount                               0.00                   0.00                0.00               0.00
Reserve Account Surplus                                        0.00                   0.00                0.00               0.00

Coupon  April 15, 2003 to May 14, 2003                      1.4500%                1.6500%             2.1600%
Monthly Interest Due                                     996,875.00             110,000.00          171,000.00       1,277,875.00
Outstanding Monthly Interest Due                               0.00                   0.00                0.00               0.00
Additional Interest Due                                        0.00                   0.00                0.00               0.00
Total Interest Due                                       996,875.00             110,000.00          171,000.00       1,277,875.00
Investor Default Amount                                4,275,489.26             414,592.90          492,329.07       5,182,411.22
Investor Monthly Fees Due                              1,375,000.00             133,333.33          158,333.33       1,666,666.67
Investor Additional Amounts Due
Total Due                                              6,647,364.26             657,926.23          821,662.40       8,126,952.89

Reallocated Investor Finance Charge Collections                                                                     15,730,107.97
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          12.8330%
Base Rate                                                                                                                 3.5825%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
C. Certificates - Balances and Distributions                Class A                Class B           Interest               Total
--------------------------------------------                -------                -------          ----------              -----

Beginning Certificates Balance                       825,000,000.00          80,000,000.00       95,000,000.00   1,000,000,000.00
Interest Distributions                                   996,875.00             110,000.00          171,000.00       1,277,875.00
Principal Deposits - Prin. Funding Account                     0.00                   0.00                0.00               0.00
Principal Distributions                                        0.00                   0.00                0.00               0.00
Total Distributions                                      996,875.00             110,000.00          171,000.00       1,277,875.00
Ending Certificates Balance                          825,000,000.00          80,000,000.00       95,000,000.00   1,000,000,000.00


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.21

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.21

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.38

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.38

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $171,000.00

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $171,000.00

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                $12,977,339.08

       a. Class A Monthly Interest:                               $996,875.00
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $4,275,489.26
       e. Excess Spread:                                        $7,704,974.82

   2.  Class B Available Funds:                                 $1,258,408.64

       a. Class B Monthly Interest:                               $110,000.00
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                        $1,148,408.64

   3.  Collateral Available Funds:                              $1,494,360.26

       a. Excess Spread:                                        $1,494,360.26

   4.  Total Excess Spread:                                    $10,347,743.71

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              85.4346%

   2.  Series 1999-3 Allocable Principal
       Collections:                                           $218,264,265.04

   3.  Principal Allocation Percentage of
       Series 1999-3 Allocable Principal Collections:         $186,473,217.43

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $186,473,217.43

   6.  Shared Principal Collections from other
       Series allocated to Series 1999-3:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $5,182,411.22

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $191,655,628.66

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $95,000,000.00

   2.  Required Collateral Invested Amount                     $95,000,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $191,655,628.66

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-3

   1.  Excess Spread:                                          $10,347,743.71
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $414,592.90
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $171,000.00
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,666,666.67
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $492,329.07
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $7,603,155.08

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      3.5825%
       b. Prior Monthly Period                                        3.6220%
       c. Second Prior Monthly Period                                 3.8370%

   2.  Three Month Average Base Rate                                  3.6805%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     12.8330%
       b. Prior Monthly Period                                       13.8450%
       c. Second Prior Monthly Period                                13.7753%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.4844%



VI. Series 1999-5 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                          Series            Total Investor         Transferors
A. Investor/Transferor Allocations                      Allocations             Interest             Interest
----------------------------------                      -----------         --------------         -----------
Beginning Invested /Transferor Amount                585,242,932.05         500,000,000.00       85,242,932.05
Beginning Adjusted Invested Amount                              N/A         500,000,000.00                 N/A
Floating Allocation Percentage                                  N/A               85.4346%            14.5654%
Principal Allocation Percentage                                 N/A               85.4346%            14.5654%
Collections of Finance Chg. Receivables                9,205,934.51           7,865,053.99        1,340,880.52
Collections of Principal Receivables                 109,132,132.52          93,236,608.72       15,895,523.80
Defaulted Amount                                       3,032,969.54           2,591,205.61          441,763.93

Ending Invested / Transferor Amounts                 586,943,329.40         500,000,000.00       86,943,329.40


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
B. Monthly Period Funding Requirements                      Class A                Class B           Interest               Total
--------------------------------------                      -------                -------          ----------              -----

Principal Funding Account                                      0.00                   0.00                0.00               0.00
Investment Proceeds for Monthly Period                         0.00                   0.00                0.00               0.00
Reserve Draw Amount                                            0.00                   0.00                0.00               0.00
Available Reserve Account Amount                               0.00                   0.00                0.00               0.00
Reserve Account Surplus                                        0.00                   0.00                0.00               0.00

Coupon  April 15, 2003 to May 14, 2003                      1.5500%                1.7900%             2.2100%
Monthly Interest Due                                     532,812.50              59,666.67           87,479.17         679,958.33
Outstanding Monthly Interest Due                               0.00                   0.00                0.00               0.00
Additional Interest Due                                        0.00                   0.00                0.00               0.00
Total Interest Due                                       532,812.50              59,666.67           87,479.17         679,958.33
Investor Default Amount                                2,137,744.63             207,296.45          246,164.53       2,591,205.61
Investor Monthly Fees Due                                687,500.00              66,666.67           79,166.67         833,333.33
Investor Additional Amounts Due
Total Due                                              3,358,057.13             333,629.78          412,810.37       4,104,497.28

Reallocated Investor Finance Charge Collections                                                                      7,865,053.99
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          12.8330%
Base Rate                                                                                                                 3.6823%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
C. Certificates - Balances and Distributions                Class A               Class B            Interest               Total
--------------------------------------------                -------               -------           ----------              -----

Beginning Certificates Balance                       412,500,000.00          40,000,000.00       47,500,000.00     500,000,000.00
Interest Distributions                                   532,812.50              59,666.67           87,479.17         679,958.33
Principal Deposits - Prin. Funding Account                     0.00                   0.00                0.00               0.00
Principal Distributions                                        0.00                   0.00                0.00               0.00
Total Distributions                                      532,812.50              59,666.67           87,479.17         679,958.33
Ending Certificates Balance                          412,500,000.00          40,000,000.00       47,500,000.00     500,000,000.00


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.29

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.29

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.49

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.49

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $87,479.17

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $87,479.17

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $6,488,669.54

       a. Class A Monthly Interest:                               $532,812.50
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $2,137,744.63
       e. Excess Spread:                                        $3,818,112.41

   2.  Class B Available Funds:                                   $629,204.32

       a. Class B Monthly Interest:                                $59,666.67
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $569,537.65

   3.  Collateral Available Funds:                                $747,180.13

       a. Excess Spread:                                          $747,180.13

   4.  Total Excess Spread:                                     $5,134,830.19

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              85.4346%

   2.  Series 1999-5 Allocable Principal
       Collections:                                           $109,132,132.52

   3.  Principal Allocation Percentage of
       Series 1999-5 Allocable Principal Collections:          $93,236,608.72

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                    $93,236,608.72

   6.  Shared Principal Collections from other
       Series allocated to Series 1999-5:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $2,591,205.61

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $95,827,814.33

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $47,500,000.00

   2.  Required Collateral Invested Amount                     $47,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:                $95,827,814.33

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-5

   1.  Excess Spread:                                           $5,134,830.19
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $207,296.45
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                     $87,479.17
   9.  Applied to unpaid Monthly Servicing Fee:                   $833,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $246,164.53
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $3,760,556.71

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      3.6823%
       b. Prior Monthly Period                                        3.7218%
       c. Second Prior Monthly Period                                 3.9368%

   2.  Three Month Average Base Rate                                  3.7803%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     12.8330%
       b. Prior Monthly Period                                       13.8450%
       c. Second Prior Monthly Period                                13.7753%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.4844%



VII. Series 2000-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                          Series            Total Investor         Transferors
A. Investor/Transferor Allocations                      Allocations            Interest              Interest
----------------------------------                      -----------         --------------         -----------
Beginning Invested /Transferor Amount                585,242,932.05         500,000,000.00       85,242,932.05
Beginning Adjusted Invested Amount                              N/A         500,000,000.00                 N/A
Floating Allocation Percentage                                  N/A               85.4346%            14.5654%
Principal Allocation Percentage                                 N/A               85.4346%            14.5654%
Collections of Finance Chg. Receivables                9,205,934.51           7,865,053.99        1,340,880.52
Collections of Principal Receivables                 109,132,132.52          93,236,608.72       15,895,523.80
Defaulted Amount                                       3,032,969.54           2,591,205.61          441,763.93

Ending Invested / Transferor Amounts                 586,943,329.40         500,000,000.00       86,943,329.40


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
B. Monthly Period Funding Requirements                      Class A                Class B           Interest               Total
--------------------------------------                      -------                -------          ----------              -----

Principal Funding Account                                      0.00                   0.00                0.00               0.00
Investment Proceeds for Monthly Period                         0.00                   0.00                0.00               0.00
Reserve Draw Amount                                            0.00                   0.00                0.00               0.00
Available Reserve Account Amount                               0.00                   0.00                0.00               0.00
Reserve Account Surplus                                        0.00                   0.00                0.00               0.00

Coupon  April 15, 2003 to May 14, 2003                      7.2000%                7.4000%             2.2100%
Monthly Interest Due                                   2,595,000.00             185,000.00           69,062.50       2,849,062.50
Outstanding Monthly Interest Due                               0.00                   0.00                0.00               0.00
Additional Interest Due                                        0.00                   0.00                0.00               0.00
Total Interest Due                                     2,595,000.00             185,000.00           69,062.50       2,849,062.50
Investor Default Amount                                2,241,392.85             155,472.34          194,340.42       2,591,205.61
Investor Monthly Fees Due                                720,833.33              50,000.00           62,500.00         833,333.33
Investor Additional Amounts Due
Total Due                                              5,557,226.19             390,472.34          325,902.92       6,273,601.44

Reallocated Investor Finance Charge Collections                                                                      7,865,053.99
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          12.8330%
Base Rate                                                                                                                 8.9605%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
C. Certificates - Balances and Distributions                Class A                Class B           Interest               Total
--------------------------------------------                -------                -------          ----------              -----

Beginning Certificates Balance                       432,500,000.00          30,000,000.00       37,500,000.00     500,000,000.00
Interest Distributions                                 2,595,000.00             185,000.00           69,062.50       2,849,062.50
Principal Deposits - Prin. Funding Account                     0.00                   0.00                0.00               0.00
Principal Distributions                                        0.00                   0.00                0.00               0.00
Total Distributions                                    2,595,000.00             185,000.00           69,062.50       2,849,062.50
Ending Certificates Balance                          432,500,000.00          30,000,000.00       37,500,000.00     500,000,000.00


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $6.00

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $6.00

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $6.17

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $6.17

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $69,062.50

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $69,062.50

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $6,803,271.70

       a. Class A Monthly Interest:                             $2,595,000.00
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $2,241,392.85
       e. Excess Spread:                                        $1,966,878.84

   2.  Class B Available Funds:                                   $471,903.24

       a. Class B Monthly Interest:                               $185,000.00
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $286,903.24

   3.  Collateral Available Funds:                                $589,879.05

       a. Excess Spread:                                          $589,879.05

   4.  Total Excess Spread:                                     $2,843,661.13

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              85.4346%

   2.  Series 2000-1 Allocable Principal
       Collections:                                           $109,132,132.52

   3.  Principal Allocation Percentage of
       Series 2000-1 Allocable Principal Collections:          $93,236,608.72

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                    $93,236,608.72

   6.  Shared Principal Collections from other
       Series allocated to Series 2000-1:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $2,591,205.61

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $95,827,814.33

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $37,500,000.00

   2.  Required Collateral Invested Amount                     $37,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:                $95,827,814.33

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-1

   1.  Excess Spread:                                           $2,843,661.13
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $155,472.34
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                     $69,062.50
   9.  Applied to unpaid Monthly Servicing Fee:                   $833,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $194,340.42
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $1,591,452.54

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      8.9605%
       b. Prior Monthly Period                                        9.2614%
       c. Second Prior Monthly Period                                 9.9396%

   2.  Three Month Average Base Rate                                  9.3872%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     12.8330%
       b. Prior Monthly Period                                       13.8450%
       c. Second Prior Monthly Period                                13.7753%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.4844%



VIII. Series 2000-2 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                          Series            Total Investor         Transferors
A. Investor/Transferor Allocations                      Allocations            Interest              Interest
----------------------------------                      -----------         --------------         -----------
Beginning Invested /Transferor Amount                585,242,932.05         500,000,000.00       85,242,932.05
Beginning Adjusted Invested Amount                              N/A         500,000,000.00                 N/A
Floating Allocation Percentage                                  N/A               85.4346%            14.5654%
Principal Allocation Percentage                                 N/A               85.4346%            14.5654%
Collections of Finance Chg. Receivables                9,205,934.51           7,865,053.99        1,340,880.52
Collections of Principal Receivables                 109,132,132.52          93,236,608.72       15,895,523.80
Defaulted Amount                                       3,032,969.54           2,591,205.61          441,763.93

Ending Invested / Transferor Amounts                 586,943,329.40         500,000,000.00       86,943,329.40


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
B. Monthly Period Funding Requirements                      Class A                Class B           Interest               Total
--------------------------------------                      -------                -------          ----------              -----

Principal Funding Account                                      0.00                   0.00                0.00               0.00
Investment Proceeds for Monthly Period                         0.00                   0.00                0.00               0.00
Reserve Draw Amount                                            0.00                   0.00                0.00               0.00
Available Reserve Account Amount                               0.00                   0.00                0.00               0.00
Reserve Account Surplus                                        0.00                   0.00                0.00               0.00

Coupon  April 15, 2003 to May 14, 2003                      1.4750%                1.6600%             2.2100%
Monthly Interest Due                                     507,031.25              55,333.33           87,479.17         649,843.75
Outstanding Monthly Interest Due                               0.00                   0.00                0.00               0.00
Additional Interest Due                                        0.00                   0.00                0.00               0.00
Total Interest Due                                       507,031.25              55,333.33           87,479.17         649,843.75
Investor Default Amount                                2,137,744.63             207,296.45          246,164.53       2,591,205.61
Investor Monthly Fees Due                                687,500.00              66,666.67           79,166.67         833,333.33
Investor Additional Amounts Due
Total Due                                              3,332,275.88             329,296.45          412,810.37       4,074,382.69

Reallocated Investor Finance Charge Collections                                                                      7,865,053.99
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          12.8330%
Base Rate                                                                                                                 3.6091%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
C. Certificates - Balances and Distributions                Class A                Class B           Interest               Total
--------------------------------------------                -------                -------          ----------              -----

Beginning Certificates Balance                       412,500,000.00          40,000,000.00       47,500,000.00     500,000,000.00
Interest Distributions                                   507,031.25              55,333.33           87,479.17         649,843.75
Principal Deposits - Prin. Funding Account                     0.00                   0.00                0.00               0.00
Principal Distributions                                        0.00                   0.00                0.00               0.00
Total Distributions                                      507,031.25              55,333.33           87,479.17         649,843.75
Ending Certificates Balance                          412,500,000.00          40,000,000.00       47,500,000.00     500,000,000.00


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.23

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.23

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.38

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.38

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $87,479.17

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $87,479.17

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $6,488,669.54

       a. Class A Monthly Interest:                               $507,031.25
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $2,137,744.63
       e. Excess Spread:                                        $3,843,893.66

   2.  Class B Available Funds:                                   $629,204.32

       a. Class B Monthly Interest:                                $55,333.33
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $573,870.99

   3.  Collateral Available Funds:                                $747,180.13

       a. Excess Spread:                                          $747,180.13

   4.  Total Excess Spread:                                     $5,164,944.77

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              85.4346%

   2.  Series 2000-2 Allocable Principal
       Collections:                                           $109,132,132.52

   3.  Principal Allocation Percentage of
       Series 2000-2 Allocable Principal Collections:          $93,236,608.72

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                    $93,236,608.72

   6.  Shared Principal Collections from other
       Series allocated to Series 2000-2:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $2,591,205.61

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $95,827,814.33

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $47,500,000.00

   2.  Required Collateral Invested Amount                     $47,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:                $95,827,814.33

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-2

   1.  Excess Spread:                                           $5,164,944.77
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $207,296.45
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                     $87,479.17
   9.  Applied to unpaid Monthly Servicing Fee:                   $833,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $246,164.53
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $3,790,671.29

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      3.6091%
       b. Prior Monthly Period                                        3.6486%
       c. Second Prior Monthly Period                                 3.8635%

   2.  Three Month Average Base Rate                                  3.7071%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     12.8330%
       b. Prior Monthly Period                                       13.8450%
       c. Second Prior Monthly Period                                13.7753%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.4844%



IX. Series 2000-3 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                          Series            Total Investor         Transferors
A. Investor/Transferor Allocations                      Allocations            Interest              Interest
----------------------------------                      -----------         --------------         -----------
Beginning Invested /Transferor Amount              1,170,485,864.10       1,000,000,000.00      170,485,864.10
Beginning Adjusted Invested Amount                              N/A       1,000,000,000.00                 N/A
Floating Allocation Percentage                                  N/A               85.4346%            14.5654%
Principal Allocation Percentage                                 N/A               85.4346%            14.5654%
Collections of Finance Chg. Receivables               18,411,869.02          15,730,107.97        2,681,761.05
Collections of Principal Receivables                 218,264,265.04         186,473,217.43       31,791,047.61
Defaulted Amount                                       6,065,939.08           5,182,411.22          883,527.86

Ending Invested / Transferor Amounts               1,173,886,658.80       1,000,000,000.00      173,886,658.80


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
B. Monthly Period Funding Requirements                      Class A                Class B           Interest               Total
--------------------------------------                      -------                -------          ----------              -----

Principal Funding Account                                      0.00                   0.00                0.00               0.00
Investment Proceeds for Monthly Period                         0.00                   0.00                0.00               0.00
Reserve Draw Amount                                            0.00                   0.00                0.00               0.00
Available Reserve Account Amount                               0.00                   0.00                0.00               0.00
Reserve Account Surplus                                        0.00                   0.00                0.00               0.00

Coupon  April 15, 2003 to May 14, 2003                      1.4700%                1.6600%             2.1100%
Monthly Interest Due                                   1,010,625.00             110,666.67          167,041.67       1,288,333.33
Outstanding Monthly Interest Due                               0.00                   0.00                0.00               0.00
Additional Interest Due                                        0.00                   0.00                0.00               0.00
Total Interest Due                                     1,010,625.00             110,666.67          167,041.67       1,288,333.33
Investor Default Amount                                4,275,489.26             414,592.90          492,329.07       5,182,411.22
Investor Monthly Fees Due                              1,375,000.00             133,333.33          158,333.33       1,666,666.67
Investor Additional Amounts Due
Total Due                                              6,661,114.26             658,592.90          817,704.07       8,137,411.22

Reallocated Investor Finance Charge Collections                                                                     15,730,107.97
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          12.8330%
Base Rate                                                                                                                 3.5953%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
C. Certificates - Balances and Distributions                Class A                Class B           Interest               Total
--------------------------------------------                -------                -------          ----------              -----

Beginning Certificates Balance                       825,000,000.00          80,000,000.00       95,000,000.00   1,000,000,000.00
Interest Distributions                                 1,010,625.00             110,666.67          167,041.67       1,288,333.33
Principal Deposits - Prin. Funding Account                     0.00                   0.00                0.00               0.00
Principal Distributions                                        0.00                   0.00                0.00               0.00
Total Distributions                                    1,010,625.00             110,666.67          167,041.67       1,288,333.33
Ending Certificates Balance                          825,000,000.00          80,000,000.00       95,000,000.00   1,000,000,000.00


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.23

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.23

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.38

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.38

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $167,041.67

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $167,041.67

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                $12,977,339.08

       a. Class A Monthly Interest:                             $1,010,625.00
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $4,275,489.26
       e. Excess Spread:                                        $7,691,224.82

   2.  Class B Available Funds:                                 $1,258,408.64

       a. Class B Monthly Interest:                               $110,666.67
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                        $1,147,741.97

   3.  Collateral Available Funds:                              $1,494,360.26

       a. Excess Spread:                                        $1,494,360.26

   4.  Total Excess Spread:                                    $10,333,327.04

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              85.4346%

   2.  Series 2000-3 Allocable Principal
       Collections:                                           $218,264,265.04

   3.  Principal Allocation Percentage of
       Series 2000-3 Allocable Principal Collections:         $186,473,217.43

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $186,473,217.43

   6.  Shared Principal Collections from other
       Series allocated to Series 2000-3:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $5,182,411.22

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $191,655,628.66

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $95,000,000.00

   2.  Required Collateral Invested Amount                     $95,000,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $191,655,628.66

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-3

   1.  Excess Spread:                                          $10,333,327.04
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $414,592.90
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $167,041.67
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,666,666.67
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $492,329.07
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $7,592,696.75

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      3.5953%
       b. Prior Monthly Period                                        3.6348%
       c. Second Prior Monthly Period                                 3.8497%

   2.  Three Month Average Base Rate                                  3.6932%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     12.8330%
       b. Prior Monthly Period                                       13.8450%
       c. Second Prior Monthly Period                                13.7753%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.4844%



X. Series 2000-4 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                          Series            Total Investor         Transferors
A. Investor/Transferor Allocations                      Allocations            Interest             Interest
----------------------------------                      -----------         --------------         -----------
Beginning Invested /Transferor Amount              1,418,771,666.56       1,212,122,000.00      206,649,666.56
Beginning Adjusted Invested Amount                              N/A       1,212,122,000.00                 N/A
Floating Allocation Percentage                                  N/A               85.4346%            14.5654%
Principal Allocation Percentage                                 N/A               85.4346%            14.5654%
Collections of Finance Chg. Receivables               22,317,431.50          19,067,998.93        3,250,621.57
Collections of Principal Receivables                 264,562,917.47         226,028,289.26       38,534,628.21
Defaulted Amount                                       7,352,658.21           6,281,714.66        1,070,943.55

Ending Invested / Transferor Amounts               1,422,893,844.64       1,212,122,000.00      210,771,844.64


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
B. Monthly Period Funding Requirements                      Class A                Class B           Interest               Total
--------------------------------------                      -------                -------          ----------              -----

Principal Funding Account                                      0.00                   0.00                0.00               0.00
Investment Proceeds for Monthly Period                         0.00                   0.00                0.00               0.00
Reserve Draw Amount                                            0.00                   0.00                0.00               0.00
Available Reserve Account Amount                               0.00                   0.00                0.00               0.00
Reserve Account Surplus                                        0.00                   0.00                0.00               0.00

Coupon  April 15, 2003 to May 14, 2003                      1.3838%                1.6088%             2.1600%
Monthly Interest Due                                   1,153,125.00             130,000.41          207,273.60       1,490,399.01
Outstanding Monthly Interest Due                               0.00                   0.00                0.00               0.00
Additional Interest Due                                        0.00                   0.00                0.00               0.00
Total Interest Due                                     1,153,125.00             130,000.41          207,273.60       1,490,399.01
Investor Default Amount                                5,182,411.22             502,538.42          596,765.02       6,281,714.66
Investor Monthly Fees Due                              1,666,666.67             161,616.67          191,920.00       2,020,203.33
Investor Additional Amounts Due
Total Due                                              8,002,202.89             794,155.49          995,958.62       9,792,317.00

Reallocated Investor Finance Charge Collections                                                                     19,066,809.93
Interest and Principal Funding Investment Proceeds                                                                       1,189.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          12.8342%
Base Rate                                                                                                                 3.5238%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
C. Certificates - Balances and Distributions                Class A                Class B           Interest               Total
--------------------------------------------                -------                -------          ----------              -----

Beginning Certificates Balance                     1,000,000,000.00          96,970,000.00      115,152,000.00   1,212,122,000.00
Interest Distributions                                 1,153,125.00             130,000.41          207,273.60       1,490,399.01
Interest Deposits - Interest Funding Account          (1,153,125.00)           (130,000.41)               0.00      (1,283,125.41)
Interest Funding Account Distributions                         0.00                   0.00                0.00               0.00
Principal Deposits - Prin. Funding Account                     0.00                   0.00                0.00               0.00
Principal Distributions                                        0.00                   0.00                0.00               0.00
Total Distributions                                            0.00                   0.00          207,273.60         207,273.60
Ending Interest Funding Account Balance                2,267,812.50             255,667.47                0.00       2,523,479.97
Ending Certificates Balance                        1,000,000,000.00          96,970,000.00      115,152,000.00   1,212,122,000.00


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.15

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.15

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.34

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.34

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $207,273.60

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $207,273.60

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds (Includes Int. Income from IFA):$15,731,296.97

       a. Class A Monthly Interest:                             $1,153,125.00
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $5,182,411.22
       e. Excess Spread:                                        $9,395,760.75

   2.  Class B Available Funds:                                 $1,525,348.57

       a. Class B Monthly Interest:                               $130,000.41
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                        $1,395,348.16

   3.  Collateral Available Funds:                              $1,811,353.39

       a. Excess Spread:                                        $1,811,353.39

   4.  Total Excess Spread:                                    $12,602,462.30

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              85.4346%

   2.  Series 2000-4 Allocable Principal
       Collections:                                           $264,562,917.47

   3.  Principal Allocation Percentage of
       Series 2000-4 Allocable Principal Collections:         $226,028,289.26

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $226,028,289.26

   6.  Shared Principal Collections from other
       Series allocated to Series 2000-4:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $6,281,714.66

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $232,310,003.92

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                             $115,152,000.00

   2.  Required Collateral Invested Amount                    $115,152,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $232,310,003.92

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-4

   1.  Excess Spread:                                          $12,602,462.30
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $502,538.42
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $207,273.60
   9.  Applied to unpaid Monthly Servicing Fee:                 $2,020,203.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $596,765.02
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $9,275,681.94

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      3.5238%
       b. Prior Monthly Period                                        3.5908%
       c. Second Prior Monthly Period                                 3.8906%

   2.  Three Month Average Base Rate                                  3.6684%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     12.8342%
       b. Prior Monthly Period                                       13.8450%
       c. Second Prior Monthly Period                                13.7779%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.4857%



XI. Series 2000-5 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Series             Total Investor         Transferors
A. Investor/Transferor Allocations                      Allocations            Interest             Interest
----------------------------------                      -----------         --------------         -----------
Beginning Invested /Transferor Amount                922,200,061.64         787,878,000.00      134,322,061.64
Beginning Adjusted Invested Amount                              N/A         787,878,000.00                 N/A
Floating Allocation Percentage                                  N/A               85.4346%            14.5654%
Principal Allocation Percentage                                 N/A               85.4346%            14.5654%
Collections of Finance Chg. Receivables               14,506,306.54          12,393,406.01        2,112,900.53
Collections of Principal Receivables                 171,965,612.61         146,918,145.60       25,047,467.01
Defaulted Amount                                       4,779,219.95           4,083,107.79          696,112.16

Ending Invested / Transferor Amounts                 924,879,472.96         787,878,000.00      137,001,472.96


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
B. Monthly Period Funding Requirements                      Class A                Class B           Interest               Total
--------------------------------------                      -------                -------          ----------              -----

Principal Funding Account                                      0.00                   0.00                0.00               0.00
Investment Proceeds for Monthly Period                         0.00                   0.00                0.00               0.00
Reserve Draw Amount                                            0.00                   0.00                0.00               0.00
Available Reserve Account Amount                               0.00                   0.00                0.00               0.00
Reserve Account Surplus                                        0.00                   0.00                0.00               0.00

Coupon  April 15, 2003 to May 14, 2003                      1.4500%                1.6900%             2.1600%
Monthly Interest Due                                     785,416.67              88,767.25          134,726.40       1,008,910.32
Outstanding Monthly Interest Due                               0.00                   0.00                0.00               0.00
Additional Interest Due                                        0.00                   0.00                0.00               0.00
Total Interest Due                                       785,416.67              88,767.25          134,726.40       1,008,910.32
Investor Default Amount                                3,368,567.30             326,647.38          387,893.12       4,083,107.79
Investor Monthly Fees Due                              1,083,333.33             105,050.00          124,746.67       1,313,130.00
Investor Additional Amounts Due
Total Due                                              5,237,317.30             520,464.63          647,366.18       6,405,148.11

Reallocated Investor Finance Charge Collections                                                                     12,393,406.01
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          12.8330%
Base Rate                                                                                                                 3.5858%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
C. Certificates - Balances and Distributions                Class A                Class B           Interest               Total
--------------------------------------------                -------                -------          ----------              -----

Beginning Certificates Balance                       650,000,000.00          63,030,000.00       74,848,000.00     787,878,000.00
Interest Distributions                                   785,416.67              88,767.25          134,726.40       1,008,910.32
Principal Deposits - Prin. Funding Account                     0.00                   0.00                0.00               0.00
Principal Distributions                                        0.00                   0.00                0.00               0.00
Total Distributions                                      785,416.67              88,767.25          134,726.40       1,008,910.32
Ending Certificates Balance                          650,000,000.00          63,030,000.00       74,848,000.00     787,878,000.00


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.21

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.21

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.41

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.41

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $134,726.40

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $134,726.40

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                $10,224,570.18

       a. Class A Monthly Interest:                               $785,416.67
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $3,368,567.30
       e. Excess Spread:                                        $6,070,586.22

   2.  Class B Available Funds:                                   $991,468.71

       a. Class B Monthly Interest:                                $88,767.25
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $902,701.46

   3.  Collateral Available Funds:                              $1,177,367.12

       a. Excess Spread:                                        $1,177,367.12

   4.  Total Excess Spread:                                     $8,150,654.80

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              85.4346%

   2.  Series 2000-5 Allocable Principal
       Collections:                                           $171,965,612.61

   3.  Principal Allocation Percentage of
       Series 2000-5 Allocable Principal Collections:         $146,918,145.60

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $146,918,145.60

   6.  Shared Principal Collections from other
       Series allocated to Series 2000-5:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $4,083,107.79

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $151,001,253.39

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $74,848,000.00

   2.  Required Collateral Invested Amount                     $74,848,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $151,001,253.39

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-5

   1.  Excess Spread:                                           $8,150,654.80
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $326,647.38
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $134,726.40
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,313,130.00
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $387,893.12
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $5,988,257.90

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      3.5858%
       b. Prior Monthly Period                                        3.6253%
       c. Second Prior Monthly Period                                 3.8402%

   2.  Three Month Average Base Rate                                  3.6838%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     12.8330%
       b. Prior Monthly Period                                       13.8450%
       c. Second Prior Monthly Period                                13.7753%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.4844%



XII. Series 2001-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                          Series            Total Investor         Transferors
A. Investor/Transferor Allocations                      Allocations            Interest             Interest
----------------------------------                      -----------         --------------         ------------
Beginning Invested /Transferor Amount                877,864,398.07         750,000,000.00      127,864,398.07
Beginning Adjusted Invested Amount                              N/A         750,000,000.00                 N/A
Floating Allocation Percentage                                  N/A               85.4346%            14.5654%
Principal Allocation Percentage                                 N/A               85.4346%            14.5654%
Collections of Finance Chg. Receivables               13,808,901.77          11,797,580.98        2,011,320.79
Collections of Principal Receivables                 163,698,198.78         139,854,913.07       23,843,285.70
Defaulted Amount                                       4,549,454.31           3,886,808.42          662,645.89

Ending Invested / Transferor Amounts                 880,414,994.10         750,000,000.00      130,414,994.10


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
B. Monthly Period Funding Requirements                      Class A                Class B           Interest               Total
--------------------------------------                      -------                -------          ----------              -----

Principal Funding Account                                      0.00                   0.00                0.00               0.00
Investment Proceeds for Monthly Period                         0.00                   0.00                0.00               0.00
Reserve Draw Amount                                            0.00                   0.00                0.00               0.00
Available Reserve Account Amount                               0.00                   0.00                0.00               0.00
Reserve Account Surplus                                        0.00                   0.00                0.00               0.00

Coupon  April 15, 2003 to May 14, 2003                      1.4500%                1.7300%             2.2600%
Monthly Interest Due                                     747,656.25              86,500.00          134,187.50         968,343.75
Outstanding Monthly Interest Due                               0.00                   0.00                0.00               0.00
Additional Interest Due                                        0.00                   0.00                0.00               0.00
Total Interest Due                                       747,656.25              86,500.00          134,187.50         968,343.75
Investor Default Amount                                3,206,616.94             310,944.67          369,246.80       3,886,808.42
Investor Monthly Fees Due                              1,031,250.00             100,000.00          118,750.00       1,250,000.00
Investor Additional Amounts Due
Total Due                                              4,985,523.19             497,444.67          622,184.30       6,105,152.17

Reallocated Investor Finance Charge Collections                                                                     11,797,580.98
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          12.8330%
Base Rate                                                                                                                 3.5987%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
C. Certificates - Balances and Distributions                Class A                Class B           Interest               Total
--------------------------------------------                -------                -------          ----------              -----

Beginning Certificates Balance                       618,750,000.00          60,000,000.00       71,250,000.00     750,000,000.00
Interest Distributions                                   747,656.25              86,500.00          134,187.50         968,343.75
Principal Deposits - Prin. Funding Account                     0.00                   0.00                0.00               0.00
Principal Distributions                                        0.00                   0.00                0.00               0.00
Total Distributions                                      747,656.25              86,500.00          134,187.50         968,343.75
Ending Certificates Balance                          618,750,000.00          60,000,000.00       71,250,000.00     750,000,000.00


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.21

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.21

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.44

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.44

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $134,187.50

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $134,187.50

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $9,733,004.31

       a. Class A Monthly Interest:                               $747,656.25
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $3,206,616.94
       e. Excess Spread:                                        $5,778,731.11

   2.  Class B Available Funds:                                   $943,806.48

       a. Class B Monthly Interest:                                $86,500.00
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $857,306.48

   3.  Collateral Available Funds:                              $1,120,770.19

       a. Excess Spread:                                        $1,120,770.19

   4.  Total Excess Spread:                                     $7,756,807.78

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              85.4346%

   2.  Series 2001-1 Allocable Principal
       Collections:                                           $163,698,198.78

   3.  Principal Allocation Percentage of
       Series 2001-1 Allocable Principal Collections:         $139,854,913.07

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $139,854,913.07

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-1:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $3,886,808.42

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $143,741,721.49

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $71,250,000.00

   2.  Required Collateral Invested Amount                     $71,250,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $143,741,721.49

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-1

   1.  Excess Spread:                                           $7,756,807.78
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $310,944.67
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $134,187.50
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,250,000.00
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $369,246.80
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $5,692,428.81

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      3.5986%
       b. Prior Monthly Period                                        3.6382%
       c. Second Prior Monthly Period                                 3.8531%

   2.  Three Month Average Base Rate                                  3.6966%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     12.8330%
       b. Prior Monthly Period                                       13.8450%
       c. Second Prior Monthly Period                                13.7753%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.4844%



XIII. Series 2001-2 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                          Series            Total Investor         Transferors
A. Investor/Transferor Allocations                      Allocations            Interest             Interest
----------------------------------                      -----------         --------------         -----------
Beginning Invested /Transferor Amount                292,621,466.02         250,000,000.00       42,621,466.02
Beginning Adjusted Invested Amount                              N/A         250,000,000.00                 N/A
Floating Allocation Percentage                                  N/A               85.4346%            14.5654%
Principal Allocation Percentage                                 N/A               85.4346%            14.5654%
Collections of Finance Chg. Receivables                4,602,967.26           3,932,526.99          670,440.26
Collections of Principal Receivables                  54,566,066.26          46,618,304.36        7,947,761.90
Defaulted Amount                                       1,516,484.77           1,295,602.81          220,881.96

Ending Invested / Transferor Amounts                 293,471,664.70         250,000,000.00       43,471,664.70


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
B. Monthly Period Funding Requirements                      Class A                Class B           Interest               Total
--------------------------------------                      -------                -------          ----------              -----

Principal Funding Account                                      0.00                   0.00                0.00               0.00
Investment Proceeds for Monthly Period                         0.00                   0.00                0.00               0.00
Reserve Draw Amount                                            0.00                   0.00                0.00               0.00
Available Reserve Account Amount                               0.00                   0.00                0.00               0.00
Reserve Account Surplus                                        0.00                   0.00                0.00               0.00

Coupon  April 15, 2003 to May 14, 2003                      5.5300%                5.8300%             2.1600%
Monthly Interest Due                                     996,552.08              72,875.00           33,750.00       1,103,177.08
Outstanding Monthly Interest Due                               0.00                   0.00                0.00               0.00
Additional Interest Due                                        0.00                   0.00                0.00               0.00
Total Interest Due                                       996,552.08              72,875.00           33,750.00       1,103,177.08
Investor Default Amount                                1,120,696.43              77,736.17           97,170.21       1,295,602.81
Investor Monthly Fees Due                                360,416.67              25,000.00           31,250.00         416,666.67
Investor Additional Amounts Due
Total Due                                              2,477,665.18             175,611.17          162,170.21       2,815,446.56

Reallocated Investor Finance Charge Collections                                                                      3,932,526.99
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          12.8330%
Base Rate                                                                                                                 7.3966%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
C. Certificates - Balances and Distributions                Class A                Class B           Interest               Total
--------------------------------------------                -------                -------          ----------              -----

Beginning Certificates Balance                       216,250,000.00          15,000,000.00       18,750,000.00     250,000,000.00
Interest Distributions                                   996,552.08              72,875.00           33,750.00       1,103,177.08
Principal Deposits - Prin. Funding Account                     0.00                   0.00                0.00               0.00
Principal Distributions                                        0.00                   0.00                0.00               0.00
Total Distributions                                      996,552.08              72,875.00           33,750.00       1,103,177.08
Ending Certificates Balance                          216,250,000.00          15,000,000.00       18,750,000.00     250,000,000.00


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $4.61

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $4.61

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $4.86

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $4.86

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $33,750.00

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $33,750.00

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $3,401,635.85

       a. Class A Monthly Interest:                               $996,552.08
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $1,120,696.43
       e. Excess Spread:                                        $1,284,387.34

   2.  Class B Available Funds:                                   $235,951.62

       a. Class B Monthly Interest:                                $72,875.00
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $163,076.62

   3.  Collateral Available Funds:                                $294,939.52

       a. Excess Spread:                                          $294,939.52

   4.  Total Excess Spread:                                     $1,742,403.48

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              85.4346%

   2.  Series 2001-2 Allocable Principal
       Collections:                                            $54,566,066.26

   3.  Principal Allocation Percentage of
       Series 2001-2 Allocable Principal Collections:          $46,618,304.36

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                    $46,618,304.36

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-2:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $1,295,602.81

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $47,913,907.16

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $18,750,000.00

   2.  Required Collateral Invested Amount                     $18,750,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:                $47,913,907.16

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-2

   1.  Excess Spread:                                           $1,742,403.48
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                    $77,736.17
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                     $33,750.00
   9.  Applied to unpaid Monthly Servicing Fee:                   $416,666.67
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $97,170.21
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $1,117,080.44

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      7.3966%
       b. Prior Monthly Period                                        7.6437%
       c. Second Prior Monthly Period                                 8.2024%

   2.  Three Month Average Base Rate                                  7.7475%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     12.8330%
       b. Prior Monthly Period                                       13.8450%
       c. Second Prior Monthly Period                                13.7753%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.4844%



XIV. Series 2001-3 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                          Series            Total Investor         Transferors
A. Investor/Transferor Allocations                      Allocations            Interest              Interest
----------------------------------                      -----------         --------------         -----------
Beginning Invested /Transferor Amount                877,864,398.07         750,000,000.00      127,864,398.07
Beginning Adjusted Invested Amount                              N/A         750,000,000.00                 N/A
Floating Allocation Percentage                                  N/A               85.4346%            14.5654%
Principal Allocation Percentage                                 N/A               85.4346%            14.5654%
Collections of Finance Chg. Receivables               13,808,901.77          11,797,580.98        2,011,320.79
Collections of Principal Receivables                 163,698,198.78         139,854,913.07       23,843,285.70
Defaulted Amount                                       4,549,454.31           3,886,808.42          662,645.89

Ending Invested / Transferor Amounts                 880,414,994.10         750,000,000.00      130,414,994.10


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
B. Monthly Period Funding Requirements                      Class A                Class B            Interest              Total
--------------------------------------                      -------                -------          ----------              -----

Principal Funding Account                                      0.00                   0.00                0.00               0.00
Investment Proceeds for Monthly Period                         0.00                   0.00                0.00               0.00
Reserve Draw Amount                                            0.00                   0.00                0.00               0.00
Available Reserve Account Amount                               0.00                   0.00                0.00               0.00
Reserve Account Surplus                                        0.00                   0.00                0.00               0.00

Coupon  April 15, 2003 to May 14, 2003                      1.4400%                1.6900%             2.1600%
Monthly Interest Due                                     742,500.00              84,500.00          128,250.00         955,250.00
Outstanding Monthly Interest Due                               0.00                   0.00                0.00               0.00
Additional Interest Due                                        0.00                   0.00                0.00               0.00
Total Interest Due                                       742,500.00              84,500.00          128,250.00         955,250.00
Investor Default Amount                                3,206,616.94             310,944.67          369,246.80       3,886,808.42
Investor Monthly Fees Due                              1,031,250.00             100,000.00          118,750.00       1,250,000.00
Investor Additional Amounts Due
Total Due                                              4,980,366.94             495,444.67          616,246.80       6,092,058.42

Reallocated Investor Finance Charge Collections                                                                     11,797,580.98
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          12.8330%
Base Rate                                                                                                                 3.5774%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
C. Certificates - Balances and Distributions                Class A                Class B           Interest               Total
--------------------------------------------                -------                -------          ----------              -----

Beginning Certificates Balance                       618,750,000.00          60,000,000.00       71,250,000.00     750,000,000.00
Interest Distributions                                   742,500.00              84,500.00          128,250.00         955,250.00
Principal Deposits - Prin. Funding Account                     0.00                   0.00                0.00               0.00
Principal Distributions                                        0.00                   0.00                0.00               0.00
Total Distributions                                      742,500.00              84,500.00          128,250.00         955,250.00
Ending Certificates Balance                          618,750,000.00          60,000,000.00       71,250,000.00     750,000,000.00


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.20

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.20

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.41

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.41

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $128,250.00

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $128,250.00

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $9,733,004.31

       a. Class A Monthly Interest:                               $742,500.00
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $3,206,616.94
       e. Excess Spread:                                        $5,783,887.36

   2.  Class B Available Funds:                                   $943,806.48

       a. Class B Monthly Interest:                                $84,500.00
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $859,306.48

   3.  Collateral Available Funds:                              $1,120,770.19

       a. Excess Spread:                                        $1,120,770.19

   4.  Total Excess Spread:                                     $7,763,964.03

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              85.4346%

   2.  Series 2001-3 Allocable Principal
       Collections:                                           $163,698,198.78

   3.  Principal Allocation Percentage of
       Series 2001-3 Allocable Principal Collections:         $139,854,913.07

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $139,854,913.07

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-3:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $3,886,808.42

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $143,741,721.49

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $71,250,000.00

   2.  Required Collateral Invested Amount                     $71,250,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $143,741,721.49

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-3

   1.  Excess Spread:                                           $7,763,964.03
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $310,944.67
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $128,250.00
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,250,000.00
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $369,246.80
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $5,705,522.56

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      3.5774%
       b. Prior Monthly Period                                        3.6169%
       c. Second Prior Monthly Period                                 3.8319%

   2.  Three Month Average Base Rate                                  3.6754%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     12.8330%
       b. Prior Monthly Period                                       13.8450%
       c. Second Prior Monthly Period                                13.7753%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.4844%



XV. Series 2001-4 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                          Series            Total Investor         Transferors
A. Investor/Transferor Allocations                      Allocations            Interest             Interest
----------------------------------                      -----------         --------------         -----------
Beginning Invested /Transferor Amount                848,602,251.47         725,000,000.00      123,602,251.47
Beginning Adjusted Invested Amount                              N/A         725,000,000.00                 N/A
Floating Allocation Percentage                                  N/A               85.4346%            14.5654%
Principal Allocation Percentage                                 N/A               85.4346%            14.5654%
Collections of Finance Chg. Receivables               13,348,605.04          11,404,328.28        1,944,276.76
Collections of Principal Receivables                 158,241,592.15         135,193,082.64       23,048,509.51
Defaulted Amount                                       4,397,805.83           3,757,248.14          640,557.70

Ending Invested / Transferor Amounts                 851,067,827.63         725,000,000.00      126,067,827.63


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
B. Monthly Period Funding Requirements                      Class A                Class B           Interest               Total
--------------------------------------                      -------                -------          ----------              -----

Principal Funding Account                                      0.00                   0.00                0.00               0.00
Investment Proceeds for Monthly Period                         0.00                   0.00                0.00               0.00
Reserve Draw Amount                                            0.00                   0.00                0.00               0.00
Available Reserve Account Amount                               0.00                   0.00                0.00               0.00
Reserve Account Surplus                                        0.00                   0.00                0.00               0.00

Coupon  April 15, 2003 to May 14, 2003                      1.4400%                1.6900%             2.2600%
Monthly Interest Due                                     717,750.00              81,683.33          129,714.58         929,147.92
Outstanding Monthly Interest Due                               0.00                   0.00                0.00               0.00
Additional Interest Due                                        0.00                   0.00                0.00               0.00
Total Interest Due                                       717,750.00              81,683.33          129,714.58         929,147.92
Investor Default Amount                                3,099,729.71             300,579.85          356,938.57       3,757,248.14
Investor Monthly Fees Due                                996,875.00              96,666.67          114,791.67       1,208,333.33
Investor Additional Amounts Due
Total Due                                              4,814,354.71             478,929.85          601,444.82       5,894,729.39

Reallocated Investor Finance Charge Collections                                                                     11,404,328.28
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          12.8330%
Base Rate                                                                                                                 3.5870%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
C. Certificates - Balances and Distributions                Class A                Class B           Interest               Total
--------------------------------------------                -------                -------          ----------              -----

Beginning Certificates Balance                       598,125,000.00          58,000,000.00       68,875,000.00     725,000,000.00
Interest Distributions                                   717,750.00              81,683.33          129,714.58         929,147.92
Principal Deposits - Prin. Funding Account                     0.00                   0.00                0.00               0.00
Principal Distributions                                        0.00                   0.00                0.00               0.00
Total Distributions                                      717,750.00              81,683.33          129,714.58         929,147.92
Ending Certificates Balance                          598,125,000.00          58,000,000.00       68,875,000.00     725,000,000.00


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.20

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.20

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.41

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.41

   3   Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $129,714.58

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $129,714.58

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $9,408,570.83

       a. Class A Monthly Interest:                               $717,750.00
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $3,099,729.71
       e. Excess Spread:                                        $5,591,091.12

   2.  Class B Available Funds:                                   $912,346.26

       a. Class B Monthly Interest:                                $81,683.33
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $830,662.93

   3.  Collateral Available Funds:                              $1,083,411.19

       a. Excess Spread:                                        $1,083,411.19

   4.  Total Excess Spread:                                     $7,505,165.23

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              85.4346%

   2.  Series 2001-4 Allocable Principal
       Collections:                                           $158,241,592.15

   3.  Principal Allocation Percentage of
       Series 2001-4 Allocable Principal Collections:         $135,193,082.64

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $135,193,082.64

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-4:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $3,757,248.14

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $138,950,330.78

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $68,875,000.00

   2.  Required Collateral Invested Amount                     $68,875,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $138,950,330.78

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-4

   1.  Excess Spread:                                           $7,505,165.23
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $300,579.85
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $129,714.58
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,208,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $356,938.57
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $5,509,598.89

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      3.5870%
       b. Prior Monthly Period                                        3.6265%
       c. Second Prior Monthly Period                                 3.8415%

   2.  Three Month Average Base Rate                                  3.6850%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     12.8330%
       b. Prior Monthly Period                                       13.8450%
       c. Second Prior Monthly Period                                13.7753%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.4844%



XVI. Series 2001-5 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                          Series            Total Investor         Transferors
A. Investor/Transferor Allocations                      Allocations            Interest             Interest
----------------------------------                      -----------         --------------         -----------
Beginning Invested /Transferor Amount                585,242,932.05         500,000,000.00       85,242,932.05
Beginning Adjusted Invested Amount                              N/A         500,000,000.00                 N/A
Floating Allocation Percentage                                  N/A               85.4346%            14.5654%
Principal Allocation Percentage                                 N/A               85.4346%            14.5654%
Collections of Finance Chg. Receivables                9,205,934.51           7,865,053.99        1,340,880.52
Collections of Principal Receivables                 109,132,132.52          93,236,608.72       15,895,523.80
Defaulted Amount                                       3,032,969.54           2,591,205.61          441,763.93

Ending Invested / Transferor Amounts                 586,943,329.40         500,000,000.00       86,943,329.40


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
B. Monthly Period Funding Requirements                      Class A                Class B           Interest               Total
--------------------------------------                      -------                -------          ----------              -----

Principal Funding Account                                      0.00                   0.00                0.00               0.00
Investment Proceeds for Monthly Period                         0.00                   0.00                0.00               0.00
Reserve Draw Amount                                            0.00                   0.00                0.00               0.00
Available Reserve Account Amount                               0.00                   0.00                0.00               0.00
Reserve Account Surplus                                        0.00                   0.00                0.00               0.00

Coupon  April 15, 2003 to May 14, 2003                      1.4900%                1.7600%             2.3600%
Monthly Interest Due                                     512,187.50              58,666.67           93,416.67         664,270.83
Outstanding Monthly Interest Due                               0.00                   0.00                0.00               0.00
Additional Interest Due                                        0.00                   0.00                0.00               0.00
Total Interest Due                                       512,187.50              58,666.67           93,416.67         664,270.83
Investor Default Amount                                2,137,744.63             207,296.45          246,164.53       2,591,205.61
Investor Monthly Fees Due                                687,500.00              66,666.67           79,166.67         833,333.33
Investor Additional Amounts Due
Total Due                                              3,337,432.13             332,629.78          418,747.87       4,088,809.78

Reallocated Investor Finance Charge Collections                                                                      7,865,053.99
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          12.8330%
Base Rate                                                                                                                 3.6442%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
C. Certificates - Balances and Distributions                Class A                Class B           Interest               Total
--------------------------------------------                -------                -------          ----------              -----

Beginning Certificates Balance                       412,500,000.00          40,000,000.00       47,500,000.00     500,000,000.00
Interest Distributions                                   512,187.50              58,666.67           93,416.67         664,270.83
Principal Deposits - Prin. Funding Account                     0.00                   0.00                0.00               0.00
Principal Distributions                                        0.00                   0.00                0.00               0.00
Total Distributions                                      512,187.50              58,666.67           93,416.67         664,270.83
Ending Certificates Balance                          412,500,000.00          40,000,000.00       47,500,000.00     500,000,000.00


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount

   1.  Total amount of the distribution:                                $1.24

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.24

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.47

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.47

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $93,416.67

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $93,416.67

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $6,488,669.54

       a. Class A Monthly Interest:                               $512,187.50
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $2,137,744.63
       e. Excess Spread:                                        $3,838,737.41

   2.  Class B Available Funds:                                   $629,204.32

       a. Class B Monthly Interest:                                $58,666.67
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $570,537.65

   3.  Collateral Available Funds:                                $747,180.13

       a. Excess Spread:                                          $747,180.13

   4.  Total Excess Spread:                                     $5,156,455.19

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              85.4346%

   2.  Series 2001-5 Allocable Principal
       Collections:                                           $109,132,132.52

   3.  Principal Allocation Percentage of
       Series 2001-5 Allocable Principal Collections:          $93,236,608.72

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                    $93,236,608.72

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-5:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $2,591,205.61

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $95,827,814.33

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $47,500,000.00

   2.  Required Collateral Invested Amount                     $47,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:                $95,827,814.33

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-5

   1.  Excess Spread:                                           $5,156,455.19
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $207,296.45
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                     $93,416.67
   9.  Applied to unpaid Monthly Servicing Fee:                   $833,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $246,164.53
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $3,776,244.21

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      3.6442%
       b. Prior Monthly Period                                        3.6837%
       c. Second Prior Monthly Period                                 3.8986%

   2.  Three Month Average Base Rate                                  3.7422%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     12.8330%
       b. Prior Monthly Period                                       13.8450%
       c. Second Prior Monthly Period                                13.7753%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.4844%



XVII. Series 2001-6 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                          Series            Total Investor         Transferors
A. Investor/Transferor Allocations                      Allocations           Interest               Interest
----------------------------------                      -----------         --------------         -----------
Beginning Invested /Transferor Amount                819,340,104.87         700,000,000.00      119,340,104.87
Beginning Adjusted Invested Amount                              N/A         700,000,000.00                 N/A
Floating Allocation Percentage                                  N/A               85.4346%            14.5654%
Principal Allocation Percentage                                 N/A               85.4346%            14.5654%
Collections of Finance Chg. Receivables               12,888,308.31          11,011,075.58        1,877,232.73
Collections of Principal Receivables                 152,784,985.53         130,531,252.20       22,253,733.32
Defaulted Amount                                       4,246,157.36           3,627,687.86          618,469.50

Ending Invested / Transferor Amounts                 821,720,661.16         700,000,000.00      121,720,661.16


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
B. Monthly Period Funding Requirements                      Class A                Class B           Interest               Total
--------------------------------------                      -------                -------          ----------              -----

Principal Funding Account                                      0.00                   0.00                0.00               0.00
Investment Proceeds for Monthly Period                         0.00                   0.00                0.00               0.00
Reserve Draw Amount                                            0.00                   0.00                0.00               0.00
Available Reserve Account Amount                               0.00                   0.00                0.00               0.00
Reserve Account Surplus                                        0.00                   0.00                0.00               0.00

Coupon  April 15, 2003 to May 14, 2003                      1.4300%                1.6600%             2.2600%
Monthly Interest Due                                     688,187.50              77,466.67          125,241.67         890,895.83
Outstanding Monthly Interest Due                               0.00                   0.00                0.00               0.00
Additional Interest Due                                        0.00                   0.00                0.00               0.00
Total Interest Due                                       688,187.50              77,466.67          125,241.67         890,895.83
Investor Default Amount                                2,992,842.48             290,215.03          344,630.35       3,627,687.86
Investor Monthly Fees Due                                962,500.00              93,333.33          110,833.33       1,166,666.67
Investor Additional Amounts Due
Total Due                                              4,643,529.98             461,015.03          580,705.35       5,685,250.36

Reallocated Investor Finance Charge Collections                                                                     11,011,075.58
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          12.8330%
Base Rate                                                                                                                 3.5762%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
C. Certificates - Balances and Distributions                Class A                Class B           Interest               Total
--------------------------------------------                -------                -------          ----------              -----

Beginning Certificates Balance                       577,500,000.00          56,000,000.00       66,500,000.00     700,000,000.00
Interest Distributions                                   688,187.50              77,466.67          125,241.67         890,895.83
Principal Deposits - Prin. Funding Account                     0.00                   0.00                0.00               0.00
Principal Distributions                                        0.00                   0.00                0.00               0.00
Total Distributions                                      688,187.50              77,466.67          125,241.67         890,895.83
Ending Certificates Balance                          577,500,000.00          56,000,000.00       66,500,000.00     700,000,000.00


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.19

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.19

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.38

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.38

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $125,241.67

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $125,241.67

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $9,084,137.35

       a. Class A Monthly Interest:                               $688,187.50
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $2,992,842.48
       e. Excess Spread:                                        $5,403,107.37

   2.  Class B Available Funds:                                   $880,886.05

       a. Class B Monthly Interest:                                $77,466.67
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $803,419.38

   3.  Collateral Available Funds:                              $1,046,052.18

       a. Excess Spread:                                        $1,046,052.18

   4.  Total Excess Spread:                                     $7,252,578.93

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              85.4346%

   2.  Series 2001-6 Allocable Principal
       Collections:                                           $152,784,985.53

   3.  Principal Allocation Percentage of
       Series 2001-6 Allocable Principal Collections:         $130,531,252.20

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $130,531,252.20

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-6:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $3,627,687.86

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $134,158,940.06

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $66,500,000.00

   2.  Required Collateral Invested Amount                     $66,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $134,158,940.06

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-6

   1.  Excess Spread:                                           $7,252,578.93
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $290,215.03
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $125,241.67
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,166,666.67
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $344,630.35
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $5,325,825.22

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      3.5762%
       b. Prior Monthly Period                                        3.6157%
       c. Second Prior Monthly Period                                 3.8307%

   2.  Three Month Average Base Rate                                  3.6742%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     12.8330%
       b. Prior Monthly Period                                       13.8450%
       c. Second Prior Monthly Period                                13.7753%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.4844%



XVIII. Series 2001-7 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                          Series            Total Investor         Transferors
A. Investor/Transferor Allocations                      Allocations            Interest             Interest
----------------------------------                      -----------         --------------         -----------
Beginning Invested /Transferor Amount                760,815,811.66         650,000,000.00      110,815,811.66
Beginning Adjusted Invested Amount                              N/A         650,000,000.00                 N/A
Floating Allocation Percentage                                  N/A               85.4346%            14.5654%
Principal Allocation Percentage                                 N/A               85.4346%            14.5654%
Collections of Finance Chg. Receivables               11,967,714.86          10,224,570.18        1,743,144.68
Collections of Principal Receivables                 141,871,772.28         121,207,591.33       20,664,180.94
Defaulted Amount                                       3,942,860.40           3,368,567.30          574,293.11

Ending Invested / Transferor Amounts                 763,026,328.22         650,000,000.00      113,026,328.22


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
B. Monthly Period Funding Requirements                      Class A                Class B           Interest               Total
--------------------------------------                      -------                -------          ----------              -----

Principal Funding Account                                      0.00                   0.00                0.00               0.00
Investment Proceeds for Monthly Period                         0.00                   0.00                0.00               0.00
Reserve Draw Amount                                            0.00                   0.00                0.00               0.00
Available Reserve Account Amount                               0.00                   0.00                0.00               0.00
Reserve Account Surplus                                        0.00                   0.00                0.00               0.00

Coupon  April 15, 2003 to May 14, 2003                      1.4300%                1.6700%             2.2600%
Monthly Interest Due                                     639,031.25              72,366.67          116,295.83         827,693.75
Outstanding Monthly Interest Due                               0.00                   0.00                0.00               0.00
Additional Interest Due                                        0.00                   0.00                0.00               0.00
Total Interest Due                                       639,031.25              72,366.67          116,295.83         827,693.75
Investor Default Amount                                2,779,068.02             269,485.38          320,013.89       3,368,567.30
Investor Monthly Fees Due                                893,750.00              86,666.67          102,916.67       1,083,333.33
Investor Additional Amounts Due
Total Due                                              4,311,849.27             428,518.72          539,226.39       5,279,594.38

Reallocated Investor Finance Charge Collections                                                                     10,224,570.18
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          12.8330%
Base Rate                                                                                                                 3.5771%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
C. Certificates - Balances and Distributions                Class A                Class B          Interest                Total
--------------------------------------------                -------                -------         ----------               -----

Beginning Certificates Balance                       536,250,000.00          52,000,000.00       61,750,000.00     650,000,000.00
Interest Distributions                                   639,031.25              72,366.67          116,295.83         827,693.75
Principal Deposits - Prin. Funding Account                     0.00                   0.00                0.00               0.00
Principal Distributions                                        0.00                   0.00                0.00               0.00
Total Distributions                                      639,031.25              72,366.67          116,295.83         827,693.75
Ending Certificates Balance                          536,250,000.00          52,000,000.00       61,750,000.00     650,000,000.00


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.19

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.19

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.39

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.39

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $116,295.83

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $116,295.83

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $8,435,270.40

       a. Class A Monthly Interest:                               $639,031.25
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $2,779,068.02
       e. Excess Spread:                                        $5,017,171.13

   2.  Class B Available Funds:                                   $817,965.61

       a. Class B Monthly Interest:                                $72,366.67
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $745,598.95

   3.  Collateral Available Funds:                                $971,334.17

       a. Excess Spread:                                          $971,334.17

   4.  Total Excess Spread:                                     $6,734,104.25

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              85.4346%

   2.  Series 2001-7 Allocable Principal
       Collections:                                           $141,871,772.28

   3.  Principal Allocation Percentage of
       Series 2001-7 Allocable Principal Collections:         $121,207,591.33

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $121,207,591.33

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-7:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $3,368,567.30

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $124,576,158.63

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $61,750,000.00

   2.  Required Collateral Invested Amount                     $61,750,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $124,576,158.63

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-7

   1.  Excess Spread:                                           $6,734,104.25
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $269,485.38
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $116,295.83
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,083,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $320,013.89
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $4,944,975.80

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      3.5771%
       b. Prior Monthly Period                                        3.6166%
       c. Second Prior Monthly Period                                 3.8315%

   2.  Three Month Average Base Rate                                  3.6750%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     12.8330%
       b. Prior Monthly Period                                       13.8450%
       c. Second Prior Monthly Period                                13.7753%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.4844%



XIX. Series 2002-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                          Series            Total Investor         Transferors
A. Investor/Transferor Allocations                      Allocations            Interest              Interest
----------------------------------                      -----------         --------------         -----------
Beginning Invested /Transferor Amount              1,076,846,994.97         920,000,000.00      156,846,994.97
Beginning Adjusted Invested Amount                              N/A         920,000,000.00                 N/A
Floating Allocation Percentage                                  N/A               85.4346%            14.5654%
Principal Allocation Percentage                                 N/A               85.4346%            14.5654%
Collections of Finance Chg. Receivables               16,938,919.50          14,471,699.33        2,467,220.17
Collections of Principal Receivables                 200,803,123.84         171,555,360.04       29,247,763.80
Defaulted Amount                                       5,580,663.95           4,767,818.33          812,845.63

Ending Invested / Transferor Amounts               1,079,975,726.10         920,000,000.00      159,975,726.10


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
B. Monthly Period Funding Requirements                      Class A                Class B           Interest               Total
--------------------------------------                      -------                -------          ----------              -----

Principal Funding Account                                      0.00                   0.00                0.00               0.00
Investment Proceeds for Monthly Period                         0.00                   0.00                0.00               0.00
Reserve Draw Amount                                            0.00                   0.00                0.00               0.00
Available Reserve Account Amount                               0.00                   0.00                0.00               0.00
Reserve Account Surplus                                        0.00                   0.00                0.00               0.00

Coupon  April 15, 2003 to May 14, 2003                      1.4200%                1.7100%             2.3600%
Monthly Interest Due                                     898,150.00             104,880.00          171,886.67       1,174,916.67
Outstanding Monthly Interest Due                               0.00                   0.00                0.00               0.00
Additional Interest Due                                        0.00                   0.00                0.00               0.00
Total Interest Due                                       898,150.00             104,880.00          171,886.67       1,174,916.67
Investor Default Amount                                3,933,450.12             381,425.47          452,942.74       4,767,818.33
Investor Monthly Fees Due                              1,265,000.00             122,666.67          145,666.67       1,533,333.33
Investor Additional Amounts Due
Total Due                                              6,096,600.12             608,972.13          770,496.07       7,476,068.33

Reallocated Investor Finance Charge Collections                                                                     14,471,699.33
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          12.8330%
Base Rate                                                                                                                 3.5816%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
C. Certificates - Balances and Distributions                Class A                Class B           Interest               Total
--------------------------------------------                -------                -------          ----------              -----

Beginning Certificates Balance                       759,000,000.00          73,600,000.00       87,400,000.00     920,000,000.00
Interest Distributions                                   898,150.00             104,880.00          171,886.67       1,174,916.67
Principal Deposits - Prin. Funding Account                     0.00                   0.00                0.00               0.00
Principal Distributions                                        0.00                   0.00                0.00               0.00
Total Distributions                                      898,150.00             104,880.00          171,886.67       1,174,916.67
Ending Certificates Balance                          759,000,000.00          73,600,000.00       87,400,000.00     920,000,000.00


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.18

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.18

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.43

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.43

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $171,886.67

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $171,886.67

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                $11,939,151.95

       a. Class A Monthly Interest:                               $898,150.00
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $3,933,450.12
       e. Excess Spread:                                        $7,107,551.83

   2.  Class B Available Funds:                                 $1,157,735.95

       a. Class B Monthly Interest:                               $104,880.00
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                        $1,052,855.95

   3.  Collateral Available Funds:                              $1,374,811.44

       a. Excess Spread:                                        $1,374,811.44

   4.  Total Excess Spread:                                     $9,535,219.21

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              85.4346%

   2.  Series 2002-1 Allocable Principal
       Collections:                                           $200,803,123.84

   3.  Principal Allocation Percentage of
       Series 2002-1 Allocable Principal Collections:         $171,555,360.04

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $171,555,360.04

   6.  Shared Principal Collections from other
       Series allocated to Series 2002-1:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $4,767,818.33

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $176,323,178.36

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $87,400,000.00

   2.  Required Collateral Invested Amount                     $87,400,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $176,323,178.36

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-1

   1.  Excess Spread:                                           $9,535,219.21
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $381,425.47
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $171,886.67
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,533,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $452,942.74
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $6,995,631.01

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      3.5816%
       b. Prior Monthly Period                                        3.6211%
       c. Second Prior Monthly Period                                 3.8360%

   2.  Three Month Average Base Rate                                  3.6796%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     12.8330%
       b. Prior Monthly Period                                       13.8450%
       c. Second Prior Monthly Period                                13.7753%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.4844%



XX. Series 2002-2 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                          Series            Total Investor         Transferors
A. Investor/Transferor Allocations                      Allocations            Interest              Interest
----------------------------------                      -----------         --------------         -----------
Beginning Invested /Transferor Amount              1,100,256,712.25         940,000,000.00      160,256,712.25
Beginning Adjusted Invested Amount                              N/A         940,000,000.00                 N/A
Floating Allocation Percentage                                  N/A               85.4346%            14.5654%
Principal Allocation Percentage                                 N/A               85.4346%            14.5654%
Collections of Finance Chg. Receivables               17,307,156.88          14,786,301.49        2,520,855.39
Collections of Principal Receivables                 205,168,409.14         175,284,824.39       29,883,584.75
Defaulted Amount                                       5,701,982.73           4,871,466.55          830,516.18

Ending Invested / Transferor Amounts               1,103,453,459.28         940,000,000.00      163,453,459.28


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
B. Monthly Period Funding Requirements                      Class A                Class B           Interest               Total
--------------------------------------                      -------                -------          ----------              -----

Principal Funding Account                                      0.00                   0.00                0.00               0.00
Investment Proceeds for Monthly Period                         0.00                   0.00                0.00               0.00
Reserve Draw Amount                                            0.00                   0.00                0.00               0.00
Available Reserve Account Amount                               0.00                   0.00                0.00               0.00
Reserve Account Surplus                                        0.00                   0.00                0.00               0.00

Coupon  April 15, 2003 to May 14, 2003                      1.4200%                1.7000%             2.3100%
Monthly Interest Due                                     917,675.00             106,533.33          171,902.50       1,196,110.83
Outstanding Monthly Interest Due                               0.00                   0.00                0.00               0.00
Additional Interest Due                                        0.00                   0.00                0.00               0.00
Total Interest Due                                       917,675.00             106,533.33          171,902.50       1,196,110.83
Investor Default Amount                                4,018,959.90             389,717.32          462,789.32       4,871,466.55
Investor Monthly Fees Due                              1,292,500.00             125,333.33          148,833.33       1,566,666.67
Investor Additional Amounts Due
Total Due                                              6,229,134.90             621,583.99          783,525.16       7,634,244.05

Reallocated Investor Finance Charge Collections                                                                     14,786,301.49
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          12.8330%
Base Rate                                                                                                                 3.5759%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
C. Certificates - Balances and Distributions                Class A                Class B           Interest               Total
--------------------------------------------                -------                -------          ----------              -----

Beginning Certificates Balance                       775,500,000.00          75,200,000.00       89,300,000.00     940,000,000.00
Interest Distributions                                   917,675.00             106,533.33          171,902.50       1,196,110.83
Principal Deposits - Prin. Funding Account                     0.00                   0.00                0.00               0.00
Principal Distributions                                        0.00                   0.00                0.00               0.00
Total Distributions                                      917,675.00             106,533.33          171,902.50       1,196,110.83
Ending Certificates Balance                          775,500,000.00          75,200,000.00       89,300,000.00     940,000,000.00


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.18

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.18

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.42

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.42

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $171,902.50

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $171,902.50

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                $12,198,698.73

       a. Class A Monthly Interest:                               $917,675.00
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $4,018,959.90
       e. Excess Spread:                                        $7,262,063.83

   2.  Class B Available Funds:                                 $1,182,904.12

       a. Class B Monthly Interest:                               $106,533.33
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                        $1,076,370.79

   3.  Collateral Available Funds:                              $1,404,698.64

       a. Excess Spread:                                        $1,404,698.64

   4.  Total Excess Spread:                                     $9,743,133.26

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              85.4346%

   2.  Series 2002-2 Allocable Principal
       Collections:                                           $205,168,409.14

   3.  Principal Allocation Percentage of
       Series 2002-2 Allocable Principal Collections:         $175,284,824.39

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $175,284,824.39

   6.  Shared Principal Collections from other
       Series allocated to Series 2002-2:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $4,871,466.55

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $180,156,290.94

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $89,300,000.00

   2.  Required Collateral Invested Amount                     $89,300,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $180,156,290.94

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-2

   1.  Excess Spread:                                           $9,743,133.26
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $389,717.32
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $171,902.50
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,566,666.67
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $462,789.32
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $7,152,057.44

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      3.5759%
       b. Prior Monthly Period                                        3.6154%
       c. Second Prior Monthly Period                                 3.8304%

   2.  Three Month Average Base Rate                                  3.6739%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     12.8330%
       b. Prior Monthly Period                                       13.8450%
       c. Second Prior Monthly Period                                13.7753%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.4844%



XXI. Series 2002-3 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                          Series            Total Investor         Transferors
A. Investor/Transferor Allocations                      Allocations            Interest             Interest
----------------------------------                      -----------         -------------         ------------
Beginning Invested /Transferor Amount              1,076,846,994.97         920,000,000.00      156,846,994.97
Beginning Adjusted Invested Amount                              N/A         920,000,000.00                 N/A
Floating Allocation Percentage                                  N/A               85.4346%            14.5654%
Principal Allocation Percentage                                 N/A               85.4346%            14.5654%
Collections of Finance Chg. Receivables               16,938,919.50          14,471,699.33        2,467,220.17
Collections of Principal Receivables                 200,803,123.84         171,555,360.04       29,247,763.80
Defaulted Amount                                       5,580,663.95           4,767,818.33          812,845.63

Ending Invested / Transferor Amounts               1,079,975,726.10         920,000,000.00      159,975,726.10


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
B. Monthly Period Funding Requirements                      Class A                Class B           Interest               Total
--------------------------------------                      -------                -------          ----------              -----

Principal Funding Account                                      0.00                   0.00                0.00               0.00
Investment Proceeds for Monthly Period                         0.00                   0.00                0.00               0.00
Reserve Draw Amount                                            0.00                   0.00                0.00               0.00
Available Reserve Account Amount                               0.00                   0.00                0.00               0.00
Reserve Account Surplus                                        0.00                   0.00                0.00               0.00

Coupon  April 15, 2003 to May 14, 2003                      1.4200%                1.6900%             2.3100%
Monthly Interest Due                                     898,150.00             103,653.33          168,245.00       1,170,048.33
Outstanding Monthly Interest Due                               0.00                   0.00                0.00               0.00
Additional Interest Due                                        0.00                   0.00                0.00               0.00
Total Interest Due                                       898,150.00             103,653.33          168,245.00       1,170,048.33
Investor Default Amount                                3,933,450.12             381,425.47          452,942.74       4,767,818.33
Investor Monthly Fees Due                              1,265,000.00             122,666.67          145,666.67       1,533,333.33
Investor Additional Amounts Due
Total Due                                              6,096,600.12             607,745.47          766,854.41       7,471,199.99

Reallocated Investor Finance Charge Collections                                                                     14,471,699.33
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          12.8330%
Base Rate                                                                                                                 3.5751%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
C. Certificates - Balances and Distributions                Class A                Class B           Interest               Total
--------------------------------------------                -------                -------          ----------              -----

Beginning Certificates Balance                       759,000,000.00          73,600,000.00       87,400,000.00     920,000,000.00
Interest Distributions                                   898,150.00             103,653.33          168,245.00       1,170,048.33
Principal Deposits - Prin. Funding Account                     0.00                   0.00                0.00               0.00
Principal Distributions                                        0.00                   0.00                0.00               0.00
Total Distributions                                      898,150.00             103,653.33          168,245.00       1,170,048.33
Ending Certificates Balance                          759,000,000.00          73,600,000.00       87,400,000.00     920,000,000.00


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.18

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.18

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.41

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.41

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $168,245.00

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $168,245.00

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                $11,939,151.95

       a. Class A Monthly Interest:                               $898,150.00
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $3,933,450.12
       e. Excess Spread:                                        $7,107,551.83

   2.  Class B Available Funds:                                 $1,157,735.95

       a. Class B Monthly Interest:                               $103,653.33
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                        $1,054,082.61

   3.  Collateral Available Funds:                              $1,374,811.44

       a. Excess Spread:                                        $1,374,811.44

   4.  Total Excess Spread:                                     $9,536,445.88

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              85.4346%

   2.  Series 2002-3 Allocable Principal
       Collections:                                           $200,803,123.84

   3.  Principal Allocation Percentage of
       Series 2002-3 Allocable Principal Collections:         $171,555,360.04

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $171,555,360.04

   6.  Shared Principal Collections from other
       Series allocated to Series 2002-3:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $4,767,818.33

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $176,323,178.36

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $87,400,000.00

   2.  Required Collateral Invested Amount                     $87,400,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $176,323,178.36

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-3

   1.  Excess Spread:                                           $9,536,445.88
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $381,425.47
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $168,245.00
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,533,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $452,942.74
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $7,000,499.34

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      3.5751%
       b. Prior Monthly Period                                        3.6146%
       c. Second Prior Monthly Period                                 3.8296%

   2.  Three Month Average Base Rate                                  3.6731%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     12.8330%
       b. Prior Monthly Period                                       13.8450%
       c. Second Prior Monthly Period                                13.7753%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.4844%



XXII. Series 2002-4 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Series             Total Investor         Transferors
A. Investor/Transferor Allocations                      Allocations            Interest             Interest
----------------------------------                      -----------         --------------         -----------
Beginning Invested /Transferor Amount                585,242,932.05         500,000,000.00       85,242,932.05
Beginning Adjusted Invested Amount                              N/A         500,000,000.00                 N/A
Floating Allocation Percentage                                  N/A               85.4346%            14.5654%
Principal Allocation Percentage                                 N/A               85.4346%            14.5654%
Collections of Finance Chg. Receivables                9,205,934.51           7,865,053.99        1,340,880.52
Collections of Principal Receivables                 109,132,132.52          93,236,608.72       15,895,523.80
Defaulted Amount                                       3,032,969.54           2,591,205.61          441,763.93

Ending Invested / Transferor Amounts                 586,943,329.40         500,000,000.00       86,943,329.40


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
B. Monthly Period Funding Requirements                      Class A                Class B           Interest               Total
--------------------------------------                      -------                -------          ----------              -----

Principal Funding Account                                      0.00                   0.00                0.00               0.00
Investment Proceeds for Monthly Period                         0.00                   0.00                0.00               0.00
Reserve Draw Amount                                            0.00                   0.00                0.00               0.00
Available Reserve Account Amount                               0.00                   0.00                0.00               0.00
Reserve Account Surplus                                        0.00                   0.00                0.00               0.00

Coupon  April 15, 2003 to May 14, 2003                      1.3500%                1.6200%             2.1600%
Monthly Interest Due                                     464,062.50              54,000.00           85,500.00         603,562.50
Outstanding Monthly Interest Due                               0.00                   0.00                0.00               0.00
Additional Interest Due                                        0.00                   0.00                0.00               0.00
Total Interest Due                                       464,062.50              54,000.00           85,500.00         603,562.50
Investor Default Amount                                2,137,744.63             207,296.45          246,164.53       2,591,205.61
Investor Monthly Fees Due                                687,500.00              66,666.67           79,166.67         833,333.33
Investor Additional Amounts Due
Total Due                                              3,289,307.13             327,963.12          410,831.20       4,028,101.44

Reallocated Investor Finance Charge Collections                                                                      7,865,053.99
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          12.8330%
Base Rate                                                                                                                 3.4965%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
C. Certificates - Balances and Distributions                Class A                Class B           Interest               Total
--------------------------------------------                -------                -------          ----------              -----

Beginning Certificates Balance                       412,500,000.00          40,000,000.00       47,500,000.00     500,000,000.00
Interest Distributions                                   464,062.50              54,000.00           85,500.00         603,562.50
Principal Deposits - Prin. Funding Account                     0.00                   0.00                0.00               0.00
Principal Distributions                                        0.00                   0.00                0.00               0.00
Total Distributions                                      464,062.50              54,000.00           85,500.00         603,562.50
Ending Certificates Balance                          412,500,000.00          40,000,000.00       47,500,000.00     500,000,000.00


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.13

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.13

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.35

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.35

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $85,500.00

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $85,500.00

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $6,488,669.54

       a. Class A Monthly Interest:                               $464,062.50
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $2,137,744.63
       e. Excess Spread:                                        $3,886,862.41

   2.  Class B Available Funds:                                   $629,204.32

       a. Class B Monthly Interest:                                $54,000.00
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $575,204.32

   3.  Collateral Available Funds:                                $747,180.13

       a. Excess Spread:                                          $747,180.13

   4.  Total Excess Spread:                                     $5,209,246.86

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              85.4346%

   2.  Series 2002-4 Allocable Principal
       Collections:                                           $109,132,132.52

   3.  Principal Allocation Percentage of
       Series 2002-4 Allocable Principal Collections:          $93,236,608.72

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                    $93,236,608.72

   6.  Shared Principal Collections from other
       Series allocated to Series 2002-4:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $2,591,205.61

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $95,827,814.33

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $47,500,000.00

   2.  Required Collateral Invested Amount                     $47,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:                $95,827,814.33

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-4

   1.  Excess Spread:                                           $5,209,246.86
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $207,296.45
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                     $85,500.00
   9.  Applied to unpaid Monthly Servicing Fee:                   $833,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $246,164.53
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $3,836,952.54

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      3.4964%
       b. Prior Monthly Period                                        3.5360%
       c. Second Prior Monthly Period                                 3.7509%

   2.  Three Month Average Base Rate                                  3.5944%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     12.8330%
       b. Prior Monthly Period                                       13.8450%
       c. Second Prior Monthly Period                                13.7753%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.4844%



XXIII. Series 2002-5 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Series             Total Investor         Transferors
A. Investor/Transferor Allocations                      Allocations            Interest              Interest
----------------------------------                      -----------         --------------         -----------
Beginning Invested /Transferor Amount                702,291,518.46         600,000,000.00      102,291,518.46
Beginning Adjusted Invested Amount                              N/A         600,000,000.00                 N/A
Floating Allocation Percentage                                  N/A               85.4346%            14.5654%
Principal Allocation Percentage                                 N/A               85.4346%            14.5654%
Collections of Finance Chg. Receivables               11,047,121.41           9,438,064.78        1,609,056.63
Collections of Principal Receivables                 130,958,559.02         111,883,930.46       19,074,628.56
Defaulted Amount                                       3,639,563.45           3,109,446.73          530,116.71

Ending Invested / Transferor Amounts                 704,331,995.28         600,000,000.00      104,331,995.28


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
B. Monthly Period Funding Requirements                      Class A                Class B           Interest               Total
--------------------------------------                      -------                -------          ----------              -----

Principal Funding Account                                      0.00                   0.00                0.00               0.00
Investment Proceeds for Monthly Period                         0.00                   0.00                0.00               0.00
Reserve Draw Amount                                            0.00                   0.00                0.00               0.00
Available Reserve Account Amount                               0.00                   0.00                0.00               0.00
Reserve Account Surplus                                        0.00                   0.00                0.00               0.00

Coupon  April 15, 2003 to May 14, 2003                      1.4800%                1.7600%             2.3600%
Monthly Interest Due                                     610,500.00              70,400.00          112,100.00         793,000.00
Outstanding Monthly Interest Due                               0.00                   0.00                0.00               0.00
Additional Interest Due                                        0.00                   0.00                0.00               0.00
Total Interest Due                                       610,500.00              70,400.00          112,100.00         793,000.00
Investor Default Amount                                2,565,293.56             248,755.74          295,397.44       3,109,446.73
Investor Monthly Fees Due                                825,000.00              80,000.00           95,000.00       1,000,000.00
Investor Additional Amounts Due
Total Due                                              4,000,793.56             399,155.74          502,497.44       4,902,446.73

Reallocated Investor Finance Charge Collections                                                                      9,438,064.78
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          12.8330%
Base Rate                                                                                                                 3.6358%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
C. Certificates - Balances and Distributions                Class A                Class B           Interest               Total
--------------------------------------------                -------                -------          ----------              -----

Beginning Certificates Balance                       495,000,000.00          48,000,000.00       57,000,000.00     600,000,000.00
Interest Distributions                                   610,500.00              70,400.00          112,100.00         793,000.00
Principal Deposits - Prin. Funding Account                     0.00                   0.00                0.00               0.00
Principal Distributions                                        0.00                   0.00                0.00               0.00
Total Distributions                                      610,500.00              70,400.00          112,100.00         793,000.00
Ending Certificates Balance                          495,000,000.00          48,000,000.00       57,000,000.00     600,000,000.00


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.23

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.23

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.47

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.47

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $112,100.00

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $112,100.00

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $7,786,403.45

       a. Class A Monthly Interest:                               $610,500.00
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $2,565,293.56
       e. Excess Spread:                                        $4,610,609.89

   2.  Class B Available Funds:                                   $755,045.18

       a. Class B Monthly Interest:                                $70,400.00
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $684,645.18

   3.  Collateral Available Funds:                                $896,616.15

       a. Excess Spread:                                          $896,616.15

   4.  Total Excess Spread:                                     $6,191,871.23

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              85.4346%

   2.  Series 2002-5 Allocable Principal
       Collections:                                           $130,958,559.02

   3.  Principal Allocation Percentage of
       Series 2002-5 Allocable Principal Collections:         $111,883,930.46

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $111,883,930.46

   6.  Shared Principal Collections from other
       Series allocated to Series 2002-5:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $3,109,446.73

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $114,993,377.19

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $57,000,000.00

   2.  Required Collateral Invested Amount                     $57,000,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $114,993,377.19

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-5

   1.  Excess Spread:                                           $6,191,871.23
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $248,755.74
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $112,100.00
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,000,000.00
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $295,397.44
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $4,535,618.05

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      3.6358%
       b. Prior Monthly Period                                        3.6753%
       c. Second Prior Monthly Period                                 3.8903%

   2.  Three Month Average Base Rate                                  3.7338%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     12.8330%
       b. Prior Monthly Period                                       13.8450%
       c. Second Prior Monthly Period                                13.7753%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.4844%



XXIV. Series 2002-6 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                           Series           Total Investor         Transferors
A. Investor/Transferor Allocations                      Allocations           Interest               Interest
----------------------------------                      -----------         -------------          -----------
Beginning Invested /Transferor Amount                842,749,822.15         720,000,000.00      122,749,822.15
Beginning Adjusted Invested Amount                              N/A         720,000,000.00                 N/A
Floating Allocation Percentage                                  N/A               85.4346%            14.5654%
Principal Allocation Percentage                                 N/A               85.4346%            14.5654%
Collections of Finance Chg. Receivables               13,256,545.69          11,325,677.74        1,930,867.96
Collections of Principal Receivables                 157,150,270.83         134,260,716.55       22,889,554.28
Defaulted Amount                                       4,367,476.14           3,731,336.08          636,140.06

Ending Invested / Transferor Amounts                 845,198,394.34         720,000,000.00      125,198,394.34


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
B. Monthly Period Funding Requirements                      Class A                Class B           Interest               Total
--------------------------------------                      -------                -------          ----------              -----

Principal Funding Account                                      0.00                   0.00                0.00               0.00
Investment Proceeds for Monthly Period                         0.00                   0.00                0.00               0.00
Reserve Draw Amount                                            0.00                   0.00                0.00               0.00
Available Reserve Account Amount                               0.00                   0.00                0.00               0.00
Reserve Account Surplus                                        0.00                   0.00                0.00               0.00

Coupon  April 15, 2003 to May 14, 2003                      1.4500%                1.7600%             2.3600%
Monthly Interest Due                                     717,750.00              84,480.00          134,520.00         936,750.00
Outstanding Monthly Interest Due                               0.00                   0.00                0.00               0.00
Additional Interest Due                                        0.00                   0.00                0.00               0.00
Total Interest Due                                       717,750.00              84,480.00          134,520.00         936,750.00
Investor Default Amount                                3,078,352.27             298,506.89          354,476.93       3,731,336.08
Investor Monthly Fees Due                                990,000.00              96,000.00          114,000.00       1,200,000.00
Investor Additional Amounts Due
Total Due                                              4,786,102.27             478,986.89          602,996.93       5,868,086.08

Reallocated Investor Finance Charge Collections                                                                     11,325,677.74
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          12.8330%
Base Rate                                                                                                                 3.6107%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
C. Certificates - Balances and Distributions                Class A                Class B           Interest               Total
--------------------------------------------                -------                -------          ----------              -----

Beginning Certificates Balance                       594,000,000.00          57,600,000.00       68,400,000.00     720,000,000.00
Interest Distributions                                   717,750.00              84,480.00          134,520.00         936,750.00
Principal Deposits - Prin. Funding Account                     0.00                   0.00                0.00               0.00
Principal Distributions                                        0.00                   0.00                0.00               0.00
Total Distributions                                      717,750.00              84,480.00          134,520.00         936,750.00
Ending Certificates Balance                          594,000,000.00          57,600,000.00       68,400,000.00     720,000,000.00


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.21

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.21

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.47

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.47

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $134,520.00

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $134,520.00

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $9,343,684.13

       a. Class A Monthly Interest:                               $717,750.00
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $3,078,352.27
       e. Excess Spread:                                        $5,547,581.87

   2.  Class B Available Funds:                                   $906,054.22

       a. Class B Monthly Interest:                                $84,480.00
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $821,574.22

   3.  Collateral Available Funds:                              $1,075,939.39

       a. Excess Spread:                                        $1,075,939.39

   4.  Total Excess Spread:                                     $7,445,095.47

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              85.4346%

   2.  Series 2002-6 Allocable Principal
       Collections:                                           $157,150,270.83

   3.  Principal Allocation Percentage of
       Series 2002-6 Allocable Principal Collections:         $134,260,716.55

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $134,260,716.55

   6.  Shared Principal Collections from other
       Series allocated to Series 2002-6:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $3,731,336.08

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $137,992,052.63

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $68,400,000.00

   2.  Required Collateral Invested Amount                     $68,400,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $137,992,052.63

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-6

   1.  Excess Spread:                                           $7,445,095.47
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $298,506.89
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $134,520.00
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,200,000.00
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $354,476.93
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $5,457,591.66

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      3.6107%
       b. Prior Monthly Period                                        3.6502%
       c. Second Prior Monthly Period                                 3.8652%

   2.  Three Month Average Base Rate                                  3.7087%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     12.8330%
       b. Prior Monthly Period                                       13.8450%
       c. Second Prior Monthly Period                                13.7753%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.4844%



XXV. Series 2003-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                          Series            Total Investor         Transferors
A. Investor/Transferor Allocations                      Allocations            Interest              Interest
----------------------------------                      -----------         --------------         -----------
Beginning Invested /Transferor Amount              1,076,846,994.97         920,000,000.00      156,846,994.97
Beginning Adjusted Invested Amount                              N/A         920,000,000.00                 N/A
Floating Allocation Percentage                                  N/A               85.4346%            14.5654%
Principal Allocation Percentage                                 N/A               85.4346%            14.5654%
Collections of Finance Chg. Receivables               16,938,919.50          14,471,699.33        2,467,220.17
Collections of Principal Receivables                 200,803,123.84         171,555,360.04       29,247,763.80
Defaulted Amount                                       5,580,663.95           4,767,818.33          812,845.63

Ending Invested / Transferor Amounts               1,079,975,726.10         920,000,000.00      159,975,726.10


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
B. Monthly Period Funding Requirements                      Class A                Class B           Interest               Total
--------------------------------------                      -------                -------          ----------              -----

Principal Funding Account                                      0.00                   0.00                0.00               0.00
Investment Proceeds for Monthly Period                         0.00                   0.00                0.00               0.00
Reserve Draw Amount                                            0.00                   0.00                0.00               0.00
Available Reserve Account Amount                               0.00                   0.00                0.00               0.00
Reserve Account Surplus                                        0.00                   0.00                0.00               0.00

Coupon  April 15, 2003 to May 14, 2003                      1.4200%                1.7100%             2.4100%
Monthly Interest Due                                     898,150.00             104,880.00          175,528.33       1,178,558.33
Outstanding Monthly Interest Due                               0.00                   0.00                0.00               0.00
Additional Interest Due                                        0.00                   0.00                0.00               0.00
Total Interest Due                                       898,150.00             104,880.00          175,528.33       1,178,558.33
Investor Default Amount                                3,933,450.12             381,425.47          452,942.74       4,767,818.33
Investor Monthly Fees Due                              1,265,000.00             122,666.67          145,666.67       1,533,333.33
Investor Additional Amounts Due
Total Due                                              6,096,600.12             608,972.13          774,137.74       7,479,709.99

Reallocated Investor Finance Charge Collections                                                                     14,471,699.33
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          12.8330%
Base Rate                                                                                                                 3.5864%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
C. Certificates - Balances and Distributions                Class A                Class B           Interest               Total

Beginning Certificates Balance                       759,000,000.00          73,600,000.00       87,400,000.00     920,000,000.00
Interest Distributions                                   898,150.00             104,880.00          175,528.33       1,178,558.33
Principal Deposits - Prin. Funding Account                     0.00                   0.00                0.00               0.00
Principal Distributions                                        0.00                   0.00                0.00               0.00
Total Distributions                                      898,150.00             104,880.00          175,528.33       1,178,558.33
Ending Certificates Balance                          759,000,000.00          73,600,000.00       87,400,000.00     920,000,000.00


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.18

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.18

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.43

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.43

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $175,528.33

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $175,528.33

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                $11,939,151.95

       a. Class A Monthly Interest:                               $898,150.00
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $3,933,450.12
       e. Excess Spread:                                        $7,107,551.83

   2.  Class B Available Funds:                                 $1,157,735.95

       a. Class B Monthly Interest:                               $104,880.00
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                        $1,052,855.95

   3.  Collateral Available Funds:                              $1,374,811.44

       a. Excess Spread:                                        $1,374,811.44

   4.  Total Excess Spread:                                     $9,535,219.21

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              85.4346%

   2.  Series 2003-1 Allocable Principal
       Collections:                                           $200,803,123.84

   3.  Principal Allocation Percentage of
       Series 2003-1 Allocable Principal Collections:         $171,555,360.04

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $171,555,360.04

   6.  Shared Principal Collections from other
       Series allocated to Series 2003-1:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $4,767,818.33

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $176,323,178.36

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $87,400,000.00

   2.  Required Collateral Invested Amount                     $87,400,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $176,323,178.36

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2003-1

   1.  Excess Spread:                                           $9,535,219.21
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $381,425.47
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $175,528.33
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,533,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $452,942.74
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $6,991,989.34

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      3.5864%
       b. Prior Monthly Period                                        3.6259%
       c. Second Prior Monthly Period                                 3.8421%

   2.  Three Month Average Base Rate                                  3.6848%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     12.8330%
       b. Prior Monthly Period                                       13.8450%
       c. Second Prior Monthly Period                                13.7753%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.4844%



XXVI. Series 2003-2 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                          Series            Total Investor         Transferors
A. Investor/Transferor Allocations                      Allocations            Interest              Interest
----------------------------------                      -----------         --------------         -----------
Beginning Invested /Transferor Amount              1,287,534,450.51       1,100,000,000.00      187,534,450.51
Beginning Adjusted Invested Amount                              N/A       1,100,000,000.00                 N/A
Floating Allocation Percentage                                  N/A               85.4346%            14.5654%
Principal Allocation Percentage                                 N/A               85.4346%            14.5654%
Collections of Finance Chg. Receivables               20,253,055.92          17,303,118.77        2,949,937.15
Collections of Principal Receivables                 240,090,691.54         205,120,539.18       34,970,152.37
Defaulted Amount                                       6,672,532.99           5,700,652.35          971,880.64

Ending Invested / Transferor Amounts               1,291,275,324.68       1,100,000,000.00      191,275,324.68


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
B. Monthly Period Funding Requirements                      Class A                Class B           Interest               Total
--------------------------------------                      -------                -------          ----------              -----

Principal Funding Account                                      0.00                   0.00                0.00               0.00
Investment Proceeds for Monthly Period                         0.00                   0.00                0.00               0.00
Reserve Draw Amount                                            0.00                   0.00                0.00               0.00
Available Reserve Account Amount                               0.00                   0.00                0.00               0.00
Reserve Account Surplus                                        0.00                   0.00                0.00               0.00

Coupon  April 15, 2003 to May 14, 2003                      1.4100%                1.6700%             2.4500%
Monthly Interest Due                                   1,528,381.25             175,535.56          305,807.64       2,009,724.44
Outstanding Monthly Interest Due                               0.00                   0.00                0.00               0.00
Additional Interest Due                                        0.00                   0.00                0.00               0.00
Total Interest Due                                     1,528,381.25             175,535.56          305,807.64       2,009,724.44
Investor Default Amount                                4,703,038.19             456,052.19          541,561.97       5,700,652.35
Investor Monthly Fees Due                              1,512,500.00             146,666.67          174,166.67       1,833,333.33
Investor Additional Amounts Due
Total Due                                              7,743,919.44             778,254.41        1,021,536.28       9,543,710.12

Reallocated Investor Finance Charge Collections                                                                     17,303,118.77
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          12.8330%
Base Rate                                                                                                                 3.5786%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
C. Certificates - Balances and Distributions                Class A                Class B           Interest               Total
--------------------------------------------                -------                -------          ----------              -----

Beginning Certificates Balance                       907,500,000.00          88,000,000.00      104,500,000.00   1,100,000,000.00
Interest Distributions                                 1,528,381.25             175,535.56          305,807.64       2,009,724.44
Principal Deposits - Prin. Funding Account                     0.00                   0.00                0.00               0.00
Principal Distributions                                        0.00                   0.00                0.00               0.00
Total Distributions                                    1,528,381.25             175,535.56          305,807.64       2,009,724.44
Ending Certificates Balance                          907,500,000.00          88,000,000.00      104,500,000.00   1,100,000,000.00


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.68

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.68

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.99

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.99

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $305,807.64

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $305,807.64

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                $14,275,072.98

       a. Class A Monthly Interest:                             $1,528,381.25
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $4,703,038.19
       e. Excess Spread:                                        $8,043,653.55

   2.  Class B Available Funds:                                 $1,384,249.50

       a. Class B Monthly Interest:                               $175,535.56
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                        $1,208,713.95

   3.  Collateral Available Funds:                              $1,643,796.28

       a. Excess Spread:                                        $1,643,796.28

   4.  Total Excess Spread:                                    $10,896,163.78

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              85.4346%

   2.  Series 2003-2 Allocable Principal
       Collections:                                           $240,090,691.54

   3.  Principal Allocation Percentage of
       Series 2003-2 Allocable Principal Collections:         $205,120,539.18

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $205,120,539.18

   6.  Shared Principal Collections from other
       Series allocated to Series 2003-2:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $5,700,652.35

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $210,821,191.52

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                             $104,500,000.00

   2.  Required Collateral Invested Amount                    $104,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $210,821,191.52

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2003-2

   1.  Excess Spread:                                          $10,896,163.78
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $456,052.19
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $305,807.64
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,833,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $541,561.97
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $7,759,408.64

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      3.5786%
       b. Prior Monthly Period                                            N/A
       c. Second Prior Monthly Period                                     N/A

   2.  Three Month Average Base Rate                                      N/A

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     12.8330%
       b. Prior Monthly Period                                            N/A
       c. Second Prior Monthly Period                                     N/A

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                              N/A